  As filed with the Securities and Exchange Commission on November 10, 2008 File
                                                                  Nos. 002-38827
                                                                        811-2143


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 53


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 45


                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                   601 CONGRESS STREET, BOSTON, MA 02210-2805
         (Address Of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, Including Area Code: (617) 663-3192

                            THOMAS J. LOFTUS, ESQUIRE
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               601 CONGRESS STREET
                              BOSTON, MA 02210-2805
                     (Name and Address of Agent for Service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007
                           --------------------------

It is proposed that this filing become effective (check appropriate box)


[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
[X]   on November 10, 2008 pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on , 2007 pursuant to paragraph (a)(1) of Rule 485


If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A


                      INFORMATION REQUIRED IN A PROSPECTUS
                  Accommodator Prospectus dated April 28, 2008
   (Incorporated by reference to File No. 002-38827, filed on April 28, 2008)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      SUPPLEMENT DATED NOVEMBER 10, 2008 TO
                        PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 for certain Contracts issued by John Hancock Life Insurance Company or by John Hancock Variable Life Insurance Company. The Prospectuses bear the title of one or more of the following variable annuity contracts:

Accommodator Variable Annuity
Accommodator 2000 Variable Annuity
Independence Variable Annuity
Independence 2000 Variable Annuity
Independence Preferred Variable Annuity
Patriot Variable Annuity
Revolution Access Variable Annuity
Revolution Extra Variable Annuity
Revolution Value Variable Annuity
Revolution Value II Variable Annuity
Wealth Builder Variable Annuity

You should read this Supplement together with the current prospectus for the Contract you purchase (the "annuity prospectus"), and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-824-0335 to request a free copy.

ADDITION OF LIFESTYLE BALANCED TRUST AS A VARIABLE INVESTMENT OPTION

Effective November 10, 2008, we are adding an additional Variable Investment Option that invests in the Lifestyle Balanced Trust of the John Hancock Trust. We revise the information in the list of Variable Investment Options on the front page of the annuity prospectus to include the Lifestyle Balanced Trust as follows:

                               JOHN HANCOCK TRUST
                            Lifestyle Balanced Trust

We revise disclosure of the annuity prospectus section entitled "III. Fee Tables" to include information on the Lifestyle Balanced Trust as follows:

                                                                   ACQUIRED
                                         DISTRIBUTION              PORTFOLIO      TOTAL       CONTRACTUAL       NET
                            MANAGEMENT    AND SERVICE     OTHER    FEES AND     OPERATING       EXPENSE      OPERATING
        PORTFOLIOS              FEE      (12B-1) FEES   EXPENSES    EXPENSES   EXPENSES(1)   REIMBURSEMENT    EXPENSES
-------------------------   ----------   ------------   --------   ---------   -----------   -------------   ---------
JOHN HANCOCK TRUST (NAV):
LIFESTYLE BALANCED             0.04%         0.00%        0.02%      0.82%        0.88%           0.00%        0.88%

We add the following subsection entitled "Funds-of-Funds" in the annuity prospectus section entitled "V. General Information about Us, the Separate Account[s] and the Portfolios - The Portfolios" to include information on the Lifestyle Balanced Trust as follows:

Fund-of-Funds

The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

We revise disclosure in the annuity prospectus section entitled "V. General Information about Us, the Separate Account[s] and the Portfolios - The Portfolios" to include information on the Lifestyle Balanced Trust as follows:

                               JOHN HANCOCK TRUST
               (We show the Portfolio's manager (i.e. subadviser)
                    in bold above the name of the Portfolio)

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED *

Lifestyle Balanced Trust   Seeks a balance between a high level of current
                           income and growth of capital, with a greater emphasis on growth of capital. To do this, the Portfolio invests approximately 40% of its assets in underlying
                           Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying
                           Portfolios which invest primarily in equity securities.

* Deutsche Investment Management Americas Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

MERGER OF MANAGED TRUST INTO LIFESTYLE BALANCED TRUST

We delete information in the annuity prospectus in connection with the MANAGED TRUST Variable Investment Option:

Effective after the close of business of November 7, 2008, Managed Trust merged into Lifestyle Balanced Trust. As a result you will not be able to allocate Contract Value or any Purchase Payments to Variable Investment Options corresponding to Managed Trust after November 7, 2008. You should, therefore, disregard any reference in the annuity prospectuses to Managed Trust except for the disclosure in "Appendix U: Accumulation Unit Value Tables," which is historical in nature.

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER AT 1-800-824-0335. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

You should retain this Supplement for future reference.

                       SUPPLEMENT DATED NOVEMBER 10, 2008

333-81103
002-38827
033-34813
033-15672
033-82646
033-82648
033-64947
333-84769
333-84767
333-81127

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                            dated April 28, 2008

                                       as amended and restated November 10, 2008


                             (JOHN HANCOCK (R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information

                     John Hancock Variable Annuity Account U

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the deferred or immediate variable annuity contracts and the deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") in all jurisdictions as follows:

                          PROSPECTUSES ISSUED BY JHLICO
           (to be read with this Statement of Additional Information)

                          Accommodator Variable Annuity
                          Independence Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Annuities Service Center    Mailing Address
164 Corporate Drive         Post Office Box 9507
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9507
(800) 824-0335              www.jhannuities.com


JHLICO VA ACCT U SAI 11/08

                                Table of Contents

SERVICES...................................................................    3
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    3
   PRINCIPAL UNDERWRITER...................................................    3
   SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS.....................    3
CALCULATION OF PERFORMANCE DATA............................................    6
   MONEY MARKET VARIABLE INVESTMENT OPTIONS................................    6
   OTHER VARIABLE INVESTMENT OPTIONS.......................................    7
OTHER PERFORMANCE INFORMATION..............................................    8
CALCULATION OF ANNUITY PAYMENTS............................................    8
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES.......................   10
   Adjustment of Units and Values..........................................   10
PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES..............................   10
THE SEPARATE ACCOUNT.......................................................   10
DELAY OF CERTAIN PAYMENTS..................................................   11
LIABILITY FOR TELEPHONE TRANSFERS..........................................   11
VOTING PRIVILEGES..........................................................   11
LEGAL AND REGULATORY MATTERS...............................................   12
FINANCIAL STATEMENTS.......................................................   13

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of John Hancock Life Insurance Company Variable Annuity Account U at December 31, 2007 and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of JHLICO, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to Signator in 2006 and 2005 were $1,100,644 and $6,482,728, respectively. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2007, 2006, and 2005 were $657,183,413, $516,555,523 and $510,874,858, respectively.

SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.

The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract:

NAME OF FIRM

                                  DISTRIBUTOR

                           1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                            AIG - Financial Advisors
                 AIG - American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
                        AmTrust Investment Services, Inc.
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                           Cadaret, Grant & Co., Inc.
                            Centaurus Financial, Inc.
                         Citigroup Global Markets, Inc.
                          CCO Investment Services, Inc.
                               Comerica Securities
                            Commerce Capital Markets
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                              Davenport & Co., LLC
                         Essex National Securities, Inc.
                            Ferris, Baker Watts, Inc.
                          Fifth Third Securities, Inc.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                        Independent Financial Group, LLC
                   Independent Financial Marketing Group, Inc.
                 ING - Financial Network Investment Corporation
                     ING - Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                          Janney Montgomery Scott, LLC
                     Jefferson Pilot Securities Corporation
                         John Hancock Distributors, Inc.
                          Key Investments Services, LLC
                        LaSalle Financial Services, Inc.
                        LaSalle Street Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                                  LPL Financial

                                  DISTRIBUTOR
                          M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Morgan Stanley & Co., Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                         Sammons Securities Company, LLC
                            Securities America, Inc.
                           Sigma Financial Corporation
                           Stifel Nicolaus & Co., Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, Inc.
                            Wachovia Securities, LLC
                            Wachovia Securities, Inc.
                      Wachovia Securities Financial Network
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                           Well Fargo Securities, LLC
                        Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

                                                        (365/7)
              Effective yield = (Base period return + 1)        - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                                           n
                              P x ( 1 + T )  = ERV

Where:

P = a hypothetical initial premium payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                                6
                                     (a - b    )
                           Yield = 2[(----- + 1) - 1]
                                     (  cd     )

     where:    a = net investment income earned during the period by the
                   Portfolio whose shares are owned by the variable investment option

               b = expenses accrued for the period (net of any reimbursements)

               c = the average daily number of accumulation units outstanding during the period

               d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

CALCULATION OF ANNUITY UNITS

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                    payee and

                         (2) the assumed investment rate
                                (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                   the amount of the initial monthly variable annuity payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                 investment option as of 10 calendar days prior
                     to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

     (2) for each calendar day in the period, a deduction of 0.002740% (the charges for mortality and expense risks and administrative services) of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $109.60 assuming a one day period. The $109.60 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00002740. By substituting in the first formula above, the net investment rate is equal to $3890.40 ($2000 + $3000 - $1000 - $109.60)
divided by $4,000,000 or 0.0009726.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009726)] or $11.260942. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .00096726) x ..99990575] or $1.0859529. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                 Purchases and Redemptions of Portfolio Shares

John Hancock purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the funds of the Series Portfolio, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each business day, the account purchases and redeems shares of each Portfolio for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Portfolio share for each Portfolio determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHLICO to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

     -    requiring personal identification,

     -    tape recording calls, and

     -    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of Portfolio shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of the
                               Portfolio's shares

At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3) the approval of a Series Portfolio's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio's shares (including owners who participate in separate accounts other than the Account).

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.


                          Legal and Regulatory Matters


There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                              Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company
Years Ended December 31, 2007, 2006, and 2005

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                                                               F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets as of December 31, 2007and 2006                                                           F-3

Consolidated Statements of Income for the years ended December 31, 2007, 2006, and 2005                               F-5

Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income for the years ended December 31,
  2007, 2006, and 2005                                                                                                F-6

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006, and 2005                           F-8

Notes to Consolidated Financial Statements                                                                           F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans and investments in certain limited partnerships.

                                                    /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2008, except for
Note 19, as to which the date
is November 7, 2008

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                             -------------------
                                                                               2007      2006
                                                                             --------- ---------
                                                                                (in millions)
Assets
Investments
   Fixed maturities--at fair value (cost: 2007--$42,879.0; 2006--$45,041.0). $42,838.6 $44,863.2
Equity securities:
   Available-for-sale--at fair value (cost: 2007--$121.6; 2006--$680.3).....     148.3     764.7
Mortgage loans on real estate...............................................   9,349.5   9,959.5
Real estate.................................................................   1,271.7   1,280.3
Policy loans................................................................   2,099.1   2,071.8
Other invested assets.......................................................   2,932.9   2,628.0
                                                                             --------- ---------
   Total Investments........................................................  58,640.1  61,567.5

Cash and cash equivalents...................................................   3,355.5   1,063.3
Accrued investment income...................................................     615.0     609.7
Premiums and accounts receivable............................................      27.9      31.5
Goodwill....................................................................   3,008.5   3,010.9
Value of business acquired..................................................   2,374.8   2,502.1
Deferred policy acquisition costs and deferred sales inducements............   1,102.5     890.2
Amounts due from affiliates.................................................     271.4     179.1
Intangible assets...........................................................   1,317.9   1,330.0
Reinsurance recoverable.....................................................   5,031.3   4,236.3
Other assets................................................................   3,372.4   3,086.5
Separate account assets.....................................................  18,948.8  19,071.7
                                                                             --------- ---------
   Total Assets............................................................. $98,066.1 $97,578.8
                                                                             ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                         December 31,
                                                      -------------------
                                                        2007      2006
                                                      --------- ---------
                                                         (in millions)
       Liabilities and Shareholder's Equity

       Liabilities:

       Future policy benefits........................ $46,576.3 $45,679.4
       Policyholders' funds..........................  11,009.2  12,374.8
       Consumer notes................................   2,157.0   2,454.1
       Unearned revenue..............................     127.6     215.5
       Unpaid claims and claim expense reserves......     144.6     138.1
       Dividends payable to policyholders............     420.0     417.7
       Amounts due to affiliates.....................     560.9     427.1
       Short-term debt...............................       8.6     484.9
       Long-term debt................................     485.2     487.5
       Deferred income tax liability.................     679.0     394.3
       Other liabilities.............................   6,130.8   4,886.6
       Separate account liabilities..................  18,948.8  19,071.7
                                                      --------- ---------
          Total Liabilities..........................  87,248.0  87,031.7

       Minority interest.............................     141.5     132.5

       Shareholder's Equity:

       Common stock..................................     330.0     330.0
       Additional paid in capital....................   9,373.7   9,350.1
       Retained earnings.............................     475.4     296.0
       Accumulated other comprehensive income........     497.5     438.5
                                                      --------- ---------
          Total Shareholder's Equity.................  10,676.6  10,414.6
                                                      --------- ---------
          Total Liabilities and Shareholder's Equity. $98,066.1 $97,578.8
                                                      ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                                Years ended December 31,
                                                                                               --------------------------
                                                                                                 2007     2006     2005
                                                                                               -------- -------- --------
                                                                                                     (in millions)
Revenues
   Premiums................................................................................... $2,832.4 $2,687.8 $1,983.8
   Universal life and investment-type product charges.........................................    294.7    317.5    302.7
   Net investment income......................................................................  3,511.7  3,527.6  3,475.3
   Net realized investment and other gains....................................................    127.6      6.2    514.6
   Investment management revenues, commissions and other fees.................................  1,006.7    814.5    765.7
   Other revenue..............................................................................     70.0     31.3     47.2
                                                                                               -------- -------- --------
       Total revenues.........................................................................  7,843.1  7,384.9  7,089.3

Benefits and expenses
   Benefits to policyholders..................................................................  4,449.8  4,229.3  3,717.0
   Other operating costs and expenses.........................................................  1,549.8  1,498.5  1,464.1
   Amortization of deferred policy acquisition costs, deferred sales inducements and value of
     business acquired........................................................................    166.7    299.1    174.3
   Dividends to policyholders.................................................................    526.4    509.9    513.4
                                                                                               -------- -------- --------
       Total benefits and expenses............................................................  6,692.7  6,536.8  5,868.8

Income before income taxes....................................................................  1,150.4    848.1  1,220.5

Income taxes..................................................................................    378.9    267.5    408.8
                                                                                               -------- -------- --------

Net income.................................................................................... $  771.5 $  580.6 $  811.7
                                                                                               ======== ======== ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                                                      Accumulated
                                                                 Additional              Other         Total
                                                          Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                          Stock   Capital   Earnings    Income        Equity       Shares
                                                          ------ ---------- -------- ------------- ------------- -----------
                                                                   (in millions, except for outstanding share data)
Company
Balance at January 1, 2005............................... $ 10.0  $9,490.6  $ 153.7     $ 592.5      $10,246.8      1,000

   Comprehensive income:.................................
       Net income........................................                     811.7                      811.7

       Other comprehensive net income, net of tax:.......
          Net unrealized investment losses...............                                (420.0)        (420.0)
          Foreign currency translation adjustment........                                  (1.8)          (1.8)
          Minimum pension liability......................                                   2.4            2.4
          Cash flow hedges...............................                                 171.2          171.2
                                                                                                     ---------
   Comprehensive income..................................                                                563.5

Manulife Financial Corporation
       Purchase price reallocation.......................            (82.1)                              (82.1)

Share based payments.....................................             14.9                                14.9
Capital contribution paid by Parent......................  320.0                                         320.0     32,000
Dividends paid to Parent.................................                    (690.0)                    (690.0)
                                                          ------  --------  -------     -------      ---------     ------
Balance at December 31, 2005............................. $330.0  $9,423.4  $ 275.4     $ 344.3      $10,373.1     33,000

   Comprehensive income:.................................
       Net income........................................                     580.6                      580.6

       Other comprehensive income, net of tax:...........
          Net unrealized investment gains................                                  26.0           26.0
          Foreign currency translation adjustment........                                   0.4            0.4
          Minimum pension liability......................                                 (16.3)         (16.3)
          Cash flow hedges...............................                                 (76.1)         (76.1)
                                                                                                     ---------
       Comprehensive income..............................                                                514.6

Statement 158 transition adjustment......................                                 160.2          160.2
Transfer of real estate from affiliate...................            (86.7)                              (86.7)
Share based payments.....................................            (21.4)                              (21.4)
Employee stock option plan (ESOP)........................             34.8                                34.8
Dividends paid to Parent.................................                    (560.0)                    (560.0)
                                                          ------  --------  -------     -------      ---------     ------
Balance at December 31, 2006............................. $330.0  $9,350.1  $ 296.0     $ 438.5      $10,414.6     33,000
                                                          ======  ========  =======     =======      =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME - (CONTINUED)


                                                                                         Accumulated
                                                                    Additional              Other         Total
                                                             Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                             Stock   Capital   Earnings    Income        Equity       Shares
                                                             ------ ---------- -------- ------------- ------------- -----------
                                                                      (in millions, except for outstanding share data)
Company
Balance at January 1, 2007.................................. $330.0  $9,350.1  $ 296.0     $438.5       $10,414.6     33,000

   Comprehensive income:....................................
       Net income...........................................                     771.5                      771.5

       Other comprehensive income, net of tax:..............
          Net unrealized investment losses..................                                (24.4)          (24.4)
          Foreign currency translation adjustment...........                                 (0.3)           (0.3)

       Pension and postretirement benefits:.................
          Change in the funded status of the pension
            plan............................................                                 15.9            15.9
          Amortization of periodic pension costs............                                 (0.8)           (0.8)
          Cash flow hedges..................................                                 68.6            68.6
                                                                                                        ---------
       Comprehensive income.................................                                                830.5

Adoption of FSP No. FAS 13-2................................                    (133.5)                    (133.5)
Transfer of invested assets with affiliates.................              9.5                                 9.5
Share based payments........................................             14.1                                14.1
Dividends paid to Parent....................................                    (458.6)                    (458.6)
                                                             ------  --------  -------     ------       ---------     ------
Balance at December 31, 2007................................ $330.0  $9,373.7  $ 475.4     $497.5       $10,676.6     33,000
                                                             ======  ========  =======     ======       =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                   Years ended December 31
                                                                                              ---------------------------------
                                                                                                 2007       2006        2005
                                                                                              ---------  ----------  ----------
                                                                                                        (in millions)
Cash flows from operating activities:
   Net income................................................................................ $   771.5  $    580.6  $    811.7
       Adjustments to reconcile net income to net cash provided by operating activities:.....
          Amortization of premium--fixed maturities..........................................     286.7       453.9       587.9
          Net realized investment (gains)/losses.............................................    (127.6)       (6.2)     (514.6)
          Amortization of deferred acquisition costs and deferred sales inducements..........      59.5       163.8         4.5
          Amortization of value of business acquired.........................................     107.2       135.3       169.8
          Capitalized deferred acquisition costs and deferred sales inducements..............    (274.1)     (395.7)     (416.2)
          Depreciation and amortization......................................................      73.2        28.3        22.9
          Net cash flows from trading securities.............................................        --         4.6        (0.4)
          (Increase) decrease in accrued investment income...................................      (5.3)      106.0      (294.8)
          Decrease (increase) in premiums and accounts receivable............................       3.6        40.6       (57.9)
          Decrease (increase) in other assets and other liabilities, net.....................     629.0      (130.7)      448.6
          Increase in policy liabilities and accruals, net...................................   2,475.4       876.2       337.4
          Increase in income taxes...........................................................     392.4       116.7       530.0
                                                                                              ---------  ----------  ----------
              Net cash provided by operating activities......................................   4,391.5     1,973.4     1,628.9

Cash flows used in investing activities:
   Sales of:.................................................................................
       Fixed maturities......................................................................   6,747.1    10,381.7     9,978.0
       Equity................................................................................   1,149.4       166.7     2,002.8
       Real estate...........................................................................      29.0         8.8        32.1
       Other invested assets.................................................................     645.6     1,400.0     1,055.9
   Maturities, prepayments and scheduled redemptions of:.....................................
       Fixed maturities......................................................................   1,750.4       925.9     2,064.8
       Mortgage loans on real estate.........................................................   1,974.8     1,877.3     2,224.6
   Purchases of:.............................................................................
       Fixed maturities......................................................................  (6,899.8)  (11,072.0)  (11,578.3)
       Equity................................................................................    (326.4)     (462.5)   (1,493.7)
       Real estate...........................................................................     (33.2)     (449.2)     (560.9)
       Other invested assets.................................................................    (935.1)     (552.0)     (454.0)
Mortgage loans on real estate issued.........................................................  (1,357.5)   (1,094.0)   (1,428.5)
Net cash paid for related party real estate..................................................        --      (150.4)         --
Net cash received related to sales of businesses.............................................        --        37.9          --
Other, net...................................................................................     172.4        60.2        (1.0)
                                                                                              ---------  ----------  ----------
Net cash provided by investing activities.................................................... $ 2,916.7  $  1,078.4  $  1,841.8

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                               Years ended December 31,
                                                                           -------------------------------
                                                                              2007       2006       2005
                                                                           ---------  ---------  ---------
                                                                                    (in millions)
Cash flows from financing activities:
   Capital contribution paid by Parent.................................... $      --  $      --  $   320.0
   Dividends paid to Parent...............................................    (458.6)    (560.0)    (690.0)
   Increase in notes receivable from affiliates...........................      43.3      (90.0)        --
   Increase in notes payable to affiliates................................     (22.3)        --         --
   Universal life and investment-type contracts deposits..................   2,215.7    3,412.6    3,292.4
   Universal life and investment-type contract maturities and withdrawals.  (6,070.6)  (7,407.8)  (6,412.4)
   Net transfers to separate accounts from policyholders funds............      36.9      277.5      865.8
   Excess tax benefits related to share based payments....................      14.5       19.3         --
   (Repayments) issuance of consumer notes, net...........................    (297.1)     (33.6)     108.6
   Issuance of short-term debt............................................        --      478.1      153.4
   Issuance of long-term debt.............................................       1.2        2.8        3.5
   Repayment of short-term debt...........................................    (476.6)     (67.8)    (197.2)
   Repayment of long-term debt............................................      (2.4)      (7.8)     (14.6)
                                                                           ---------  ---------  ---------
   Net cash used in financing activities..................................  (5,016.0)  (3,976.7)  (2,570.5)

   Net increase (decrease) in cash and cash equivalents...................   2,292.2     (924.9)     900.2
                                                                           ---------  ---------  ---------
Cash and cash equivalents at beginning of year............................   1,063.3    1,988.2    1,088.0
                                                                           ---------  ---------  ---------
Cash and cash equivalents at end of year.................................. $ 3,355.5  $ 1,063.3  $ 1,988.2
                                                                           =========  =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). The Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. On April 28, 2004, JHFS was acquired by Manulife Financial Corporation (Manulife). The "John Hancock" name is Manulife's primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies, individual and group long-term care, fixed deferred and fixed immediate annuity, and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. In addition, the Company offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The Company is licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. Virgin Islands, and Canada.

Basis of Presentation. The accompanying financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and subsidiaries of which it is the primary beneficiary. Please refer to Note 3 - Relationships with Variable Interest Entities for more information on the Company's relationships with variable interest entities. All significant intercompany transactions and balances have been eliminated. When the Company consolidates partnership or LLC interests, the partnership is consolidated onto the accounts of the separate accounts if the separate accounts own a greater share than the Company's general account and is consolidated onto the Company's general accounts if the general account owns a greater share than the Company's separate accounts. When consolidation through the Company's separate accounts takes place, additional separate account assets (with offsetting separate account liabilities) are recognized to bring total Company exposure up to total partnership or LLC assets and intercompany eliminations between the Company's general accounts and separate accounts are not performed.

Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities and other leveraged leases as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of policyholder related amounts and deferred taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized and other investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease's expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available- for- sale, unrealized gains and losses on equity securities are reflected in shareholders' equity, as described above for available- for- sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating pension contractholder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets in other invested assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI). Deferred policy acquisition costs are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company's DAC asset was deemed recoverable.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DSI was deemed recoverable.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets. In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts.

Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife.

VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets had a weighted average life of 15 years at the merger.

The Company tests non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company's other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts. Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Future Policy Benefits and Policyholders' Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, from 2.0% to 7.1% for individual annuity liabilities and from 3.4% to 9.4% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.7%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 5.8% for universal life insurance products and from 2.7% to 13.7% for investment-type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment-type products.

Major components of policyholders' funds in the Company's Consolidated Balance Sheets are summarized in the table below:

                                                               December 31,
                                                            -------------------
                                                              2007      2006
                                                            --------- ---------
                                                               (in millions)
Liabilities for policyholders' funds
   Guaranteed investment contracts......................... $ 1,804.3 $ 2,314.7
   U.S. funding agreements.................................     140.0     139.3
   Global funding agreements backing medium-term notes.....   5,113.0   6,009.9
   Other investment-type contracts.........................   1,996.0   2,004.9
                                                            --------- ---------
       Total liabilities for investment-type contracts.....   9,053.3  10,468.8
Liabilities for individual annuities.......................      90.8      57.9
Universal life and other reserves..........................   1,865.1   1,848.1
                                                            --------- ---------
Total liabilities for policyholders' funds................. $11,009.2 $12,374.8
                                                            ========= =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Global Funding Agreements. The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2007 and 2006, the Company had $5.0 billion and $5.9 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2007 and 2006, there was $2.0 billion and $2.0 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2007 and 2006, there was $3.0 billion and $3.9 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements. The funding agreements backing the related medium-term notes for both of these programs are included in policyholders' funds in the Company's Consolidated Balance Sheets.

At December 31, 2007, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2008--$1,749.2 million; 2009--$1,891.1 million; 2010--$810.9 million;
2011--$613.8 million, 2012--$70.2 million and thereafter--$429.6 million.

Participating Insurance. Participating business represents more than 50% of the Company's traditional life net insurance in-force at December 31, 2007 and 2006.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company adopted FAS 123(R) "Share Based Payment" on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method.

Certain Company employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in operating costs and expenses.

Upon adoption of FAS 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid-in capital using the shortcut method as permitted by FASB Staff Position ("FSP") 123(R)-3, "Transition Election to Accounting for the Tax Effects of Share Based Payment Awards."

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. During 2007, the Company recognized $14.5 million of excess tax benefits related to share based payments in the Consolidated Statement of Cash Flows. Upon adoption in 2006, the Company recognized $19.3 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows.

Federal Income Taxes. The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency Translation. The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Recent Accounting Pronouncements

   FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to certain Contracts ("FSP FIN No. 39-1")

In April 2007, the FASB Staff Position issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $572.2 million and $468.5 million, respectively.

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159")

In February 2007, the "FASB issued SFAS No. 159. SFAS No. 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS No. 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS No. 159 will have on its consolidated financial position and results of operations.

   Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123R ("SFAS No. 158")

In September 2006, the FASB issued SFAS No. 158. SFAS No. 158 requires the Company to recognize in its statement of financial position either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

SFAS No. 158 was effective for the Company on December 31, 2006. As a result of the Company's adoption of SFAS No. 158 as of December 31, 2006, the Company recorded an increase to accumulated pre-tax accumulated other comprehensive income of $246.4 million, to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS
No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items values using the lowest hierarchy level.

SFAS No. 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS No. 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP No. FAS 13-2").

The FASB staff released FSP No. FAS 13-2 in September 2006. FSP No. FAS 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP No. FAS 13-2 was effective for the Company's financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $133.5 million.

   FAS Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 ("FIN No. 48")

In June 2006, the FASB issued "Financial Interpretation No. 48 - Accounting for Uncertainty in Income Taxes." ("FIN No. 48") FIN No. 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company's consolidated financial statements beginnings January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company's consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company's consolidated financial position or results of operations.

   Emerging Issues Task Force Issue No. 04-5 - Determining Whether a General Partner or the General Partners as a Group Controls a Limited Partnership or a Similar Entity When the Limited Partners Have Certain Rights ("EITF No. 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


EITF No. 04-5 was effective for the Company on January 1, 2006. Adoption required consolidation of three limited partnerships which the Company manages. Consolidation of two partnerships into the Company's general fund as of December 31, 2006, resulted in an increase in invested assets of $128.1 million and an increase in minority interest of $128.1 million. Consolidation of one partnership into the Company's separate accounts as of December 31, 2006 resulted in an increase in separate account assets of $57.6 million, and an increase in separate account liabilities of $57.6 million.

Note 2 - Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

                                                                      Years ended December 31,
                                                                    ----------------------------
                                                                      2007      2006      2005
                                                                    --------  --------  --------
                                                                            (in millions)
Net Investment Income
   Fixed maturities................................................ $2,623.8  $2,664.0  $2,658.7
   Equity securities...............................................      6.5      41.3      25.8
   Mortgage loans on real estate...................................    537.9     578.2     589.8
   Real estate.....................................................     81.3      59.3      33.1
   Policy loans....................................................    118.9     112.6     116.1
   Short-term investments..........................................    106.2      72.3      47.4
   Other...........................................................    222.1     159.0     120.9
                                                                    --------  --------  --------
   Gross investment income.........................................  3,696.7   3,686.7   3,591.8
       Less investment expenses....................................    185.0     159.1     116.5
                                                                    --------  --------  --------
Net investment income.............................................. $3,511.7  $3,527.6  $3,475.3
                                                                    ========  ========  ========

Net realized investment and other gains
   Fixed maturities................................................ $ (110.1) $   24.5  $  129.0
   Equity securities...............................................     86.0      41.1      11.6
   Mortgage loans on real estate and real estate to be disposed of.     62.7      42.1       8.5
   Derivatives and other invested assets...........................     97.5    (102.8)    370.2
   Amounts credited to participating pension contractholders.......     (8.5)      1.3      (4.7)
                                                                    --------  --------  --------
Net realized investment and other gains............................ $  127.6  $    6.2  $  514.6
                                                                    ========  ========  ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


Gross gains were realized on the sale of available-for-sale securities of $214.6 million, $293.7 million, and $343.2 million for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $49.3 million, $158.2 million, and $107.4 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $311.6 million, $135.3 million, and $113.4 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

The Company's investments in available-for-sale securities are summarized below for the years indicated:

                                                                                                December 31, 2007
                                                                                 -----------------------------------------------
                                                                                                  Gross      Gross
                                                                                                Unrealized Unrealized
                                                                                 Amortized Cost   Gains      Losses   Fair Value
                                                                                 -------------- ---------- ---------- ----------
                                                                                                  (in millions)
Fixed Maturities and Equity Securities:
   Corporate securities.........................................................   $34,806.8      $412.8     $472.0   $34,747.6
   Asset-backed & mortgage-backed securities....................................     7,586.5        68.7       57.5     7,597.7
   Obligations of states and political subdivisions.............................        26.8         0.4        0.4        26.8
   Debt securities issued by foreign governments................................       140.6         1.6        3.2       139.0
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies...................................................................       318.3         9.2         --       327.5
                                                                                   ---------      ------     ------   ---------
   Total fixed maturities.......................................................    42,879.0       492.7      533.1    42,838.6
   Equity securities available-for-sale.........................................       121.6        29.9        3.2       148.3
                                                                                   ---------      ------     ------   ---------
   Total fixed maturities and equity securities.................................   $43,000.6      $522.6     $536.3   $42,986.9
                                                                                   =========      ======     ======   =========

                                                                                                December 31, 2006
                                                                                 -----------------------------------------------
                                                                                                  Gross      Gross
                                                                                                Unrealized Unrealized
                                                                                 Amortized Cost   Gains      Losses   Fair Value
                                                                                 -------------- ---------- ---------- ----------
                                                                                                  (in millions)
Fixed Maturities and Equity Securities:
   Corporate securities.........................................................   $34,373.4      $289.0     $459.6   $34,202.8
   Asset-backed & mortgage-backed securities....................................     9,850.8        64.3       80.7     9,834.4
   Obligations of states and political subdivisions.............................        80.8         2.6        0.7        82.7
   Debt securities issued by foreign governments................................       242.5         4.4        1.3       245.6
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies...................................................................       493.5         4.5        0.3       497.7
                                                                                   ---------      ------     ------   ---------
   Total fixed maturities.......................................................    45,041.0       364.8      542.6    44,863.2
   Equity securities available-for-sale.........................................       680.3        88.2        3.8       764.7
                                                                                   ---------      ------     ------   ---------
   Total fixed maturities and equity securities.................................   $45,721.3      $453.0     $546.4   $45,627.9
                                                                                   =========      ======     ======   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

                                                 Amortized Cost Fair Value
                                                 -------------- ----------
                                                       (in millions)
     Fixed Maturities:
     Due in one year or less....................   $ 2,030.9    $ 2,029.9
     Due after one year through five years......    11,669.4     11,708.5
     Due after five years through ten years.....     9,438.2      9,403.5
     Due after ten years........................    12,154.0     12,099.0
                                                   ---------    ---------
                                                    35,292.5     35,240.9
     Asset backed and mortgage-backed securities     7,586.5      7,597.7
                                                   ---------    ---------
        Total...................................   $42,879.0    $42,838.6
                                                   =========    =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $56.9 million and $41.1 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $58.5 million and $52.3 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2007 and 2006, $242.7 million and $294.8 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2007, 2006, and 2005, net investment income passed through to participating pension contract holders as interest credited to policyholders' account balances amounted to $131.0 million, $133.6 million and $148.8 million, respectively.

Depreciation expense on investment real estate was $26.7 million, $17.7 million and $8.5 million, in 2007, 2006, and 2005, respectively. Accumulated depreciation was $93.1 million and $80.6 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 1,500 and 1,716 fixed maturity securities with an aggregate gross unrealized loss of $533.1 million and $542.6 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $7.9 million and $7.9 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover and mature.

As of December 31, 2007 and 2006 there were 8 and 17 equity securities with an aggregate gross unrealized loss of $3.2 million and $3.8 million as of December 31, 2007 and 2006 of which the single largest unrealized loss was $1.4 million and $1.6 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

  Unrealized Losses on Fixed Maturity Securities and Equity Securities -- By
                                Investment Age

                                                                             As of December 31, 2007
                                                       -------------------------------------------------------------------
                                                        Less than 12 months     12 months or more             Total
                                                       --------------------  -----------------------  --------------------
                                                        Carrying               Carrying                Carrying
                                                        Value of               Value of                Value of
                                                       Securities             Securities              Securities
                                                       with Gross             with Gross              with Gross
                                                       Unrealized Unrealized  Unrealized   Unrealized Unrealized Unrealized
Description of Securities:                                Loss      Losses       Loss        Losses      Loss      Losses
--------------------------                             ---------- ---------- ------------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of U.S.
  government agencies.................................  $     --   $    --     $    17.7    $  (0.4)  $    17.7   $  (0.4)
Federal agency mortgage backed securities.............   1,008.9     (20.8)      1,722.6      (36.7)    2,731.5     (57.5)
Debt securities issued by foreign governments.........     105.4      (3.2)          2.2         --       107.6      (3.2)
Corporate bonds.......................................   5,166.9    (121.9)     11,407.7     (350.1)   16,574.6    (472.0)
                                                        --------   -------     ---------    -------   ---------   -------
Total, debt securities................................   6,281.2    (145.9)     13,150.2     (387.2)   19,431.4    (533.1)
Common stocks.........................................      14.0      (2.7)          5.4       (0.5)       19.4      (3.2)
                                                        --------   -------     ---------    -------   ---------   -------
Total.................................................  $6,295.2   $(148.6)    $13,155.6    $(387.7)  $19,450.8   $(536.3)
                                                        ========   =======     =========    =======   =========   =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


                                                                             As of December 31, 2006
                                                       -------------------------------------------------------------------
                                                        Less than 12 months     12 months or more             Total
                                                       --------------------  -----------------------  --------------------
                                                        Carrying               Carrying                Carrying
                                                        Value of               Value of                Value of
                                                       Securities             Securities              Securities
                                                       with Gross             with Gross              with Gross
                                                       Unrealized Unrealized  Unrealized   Unrealized Unrealized Unrealized
Description of Securities:                                Loss      Losses       Loss        Losses      Loss      Losses
--------------------------                             ---------- ---------- ------------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of U.S.
  government agencies.................................  $   38.5   $  (0.3)    $    47.2    $  (0.7)  $    85.7   $  (1.0)
Federal agency mortgage backed securities.............     913.2      (7.4)      4,441.1      (73.3)    5,354.3     (80.7)
Debt securities issued by foreign governments.........      78.0      (1.2)         14.5       (0.1)       92.5      (1.3)
Corporate bonds.......................................   6,654.5    (100.9)     15,384.2     (358.7)   22,038.7    (459.6)
                                                        --------   -------     ---------    -------   ---------   -------
Total, debt securities................................   7,684.2    (109.8)     19,887.0     (432.8)   27,571.2    (542.6)
Common stocks.........................................      16.3      (2.0)         11.3       (1.8)       27.6      (3.8)
                                                        --------   -------     ---------    -------   ---------   -------
Total.................................................  $7,700.5   $(111.8)    $19,898.3    $(434.6)  $27,598.8   $(546.4)
                                                        ========   =======     =========    =======   =========   =======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $644.0 million and $597.1 million, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $64.8 million at December 31, 2007 from $35.1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                    Balance at                      Balance at
                                    Beginning                         End of
                                    of Period  Additions Deductions   Period
                                    ---------- --------- ---------- ----------
                                                  (in millions)
  Year ended December 31, 2007
     Mortgage loans on real estate.   $37.7      $ 8.3     $32.5      $13.5
                                      -----      -----     -----      -----
  Total............................   $37.7      $ 8.3     $32.5      $13.5
                                      =====      =====     =====      =====
  Year ended December 31, 2006
     Mortgage loans on real estate.   $67.4      $25.0     $54.7      $37.7
                                      -----      -----     -----      -----
  Total............................   $67.4      $25.0     $54.7      $37.7
                                      =====      =====     =====      =====
  Year ended December 31, 2005
     Mortgage loans on real estate.   $45.3      $30.7     $ 8.6      $67.4
                                      -----      -----     -----      -----
  Total............................   $45.3      $30.7     $ 8.6      $67.4
                                      =====      =====     =====      =====

At December 31, 2007 and 2006, the total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

                                                                  December 31,
                                                                 --------------
                                                                  2007    2006
                                                                 ------  ------
                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses $ 33.6  $131.2
Provision for losses............................................  (13.5)  (37.7)
                                                                 ------  ------
Net impaired mortgage loans on real estate...................... $ 20.1  $ 93.5
                                                                 ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     Years ended December 31,
                                                     ------------------------
                                                     2007     2006     2005
                                                      -----   ------  ------
                                                        (in millions)
       Average recorded investment in impaired loans $82.4   $180.5   $196.5
       Interest income recognized on impaired loans.    --       --     10.3

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $5.5 million and $14.3 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                     Years ended December 31,
                                     ------------------------
                                     2007     2006    2005
                                     ----     ----    ----
                                     (in millions)
                            Expected $0.5     $2.8    $8.0
                            Actual..  0.4      3.4     4.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Investments - (continued)


At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                            Carrying                               Carrying
 Collateral Property Type    Amount     Geographic Concentration    Amount
 ------------------------ ------------- ------------------------ -------------
                          (in millions)                          (in millions)
   Apartments............   $1,324.8      East North Central....   $  825.4
   Hotels................      124.6      East South Central....      327.5
   Industrial............      996.7      Middle Atlantic.......    1,393.1
   Office buildings......    1,416.8      Mountain..............      612.7
   Retail................    2,736.6      New England...........      762.2
   Multi family..........        0.2      Pacific...............    2,553.7
   Mixed use.............      390.1      South Atlantic........    1,605.4
   Agricultural..........    1,478.1      West North Central....      355.1
   Agri Business.........      647.4      West South Central....      742.5
   Other.................      247.7      Canada/Other..........      185.4

   Allowance for losses..      (13.5)     Allowance for losses..      (13.5)
                            --------                               --------
   Total.................   $9,349.5      Total.................   $9,349.5
                            ========                               ========

Mortgage loans with outstanding principal balances of $20.1 million were non-income producing for the year ended December 31, 2007. Real estate of $38.7 million was non-income producing for the year ended December 31, 2007.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,097.9 million and $1,834.3 million at December 31, 2007 and 2006, respectively. Total combined assets of such investments were $20,831.9 million and $17,310.1 million (consisting primarily of investments), and total combined liabilities were $2,395.5 million and $3,233.2 million (including $2,213.3 million and $2,363.3 million of debt) at December 31, 2007 and 2006, respectively. Total combined revenues and expenses of these investments in 2007 were $1,283.8 million and $1,006.4 million, respectively, resulting in $277.4 million of total combined income from operations. Total combined revenues and expenses of these investments in 2006 were $1,397.6 million and $937.8 million, respectively, resulting in $459.8 million of total combined income from operations. Total combined revenues and expenses in 2005 were $937.6 million and $742.0 million, respectively, resulting in $195.6 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $212.9 million, $185.4 million, and $272.7 million in 2007, 2006, and 2005, respectively. Depending on the timing of receipt of audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R as discussed in Note 1 - Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with VIEs. Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating VIEs do not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Variable interest entities that are consolidated

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are variable interest entities ("VIEs"). The Company manages an equity fund and consolidates the fund as its primary beneficiary. The Company's separate account funds are considered the primary beneficiary of certain timberland VIEs. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $190.7 million, an increase in separate account fund liabilities of $62.4 million and an increase in amounts attributable to other contractholders of $128.3 million during the year ended December 31, 2007. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $182.5 million, an increase in separate account fund liabilities of $62.5 million and an increase in amounts attributable to other contractholders of $120.0 million during the year ended December 31, 2006.

Variable interest entities that are not consolidated

Except as previously noted, the Company has determined that it is not the primary beneficiary of any VIE in which it invests or manages.

The following is a discussion of the entities the Company has significant relationships with and certain summarized financial information for them.

Collateralized Debt Obligation Funds (CDO's)

The Company acts as an investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds ("CDOs"). The Company has determined that most of the CDOs it manages are VIEs. The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. Any net losses in excess of the CDO equity are borne by the debt owners. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO that it manages, or in which it invests, is limited to its investment in the CDO.

The maximum exposure to losses from CDOs managed by the Company is $28.9 million and $76.9 million as of December 31, 2007 and 2006, respectively. This consists of investments in tranches rated Aa1 and better of $0 million and $46.2 million, investments in tranches rated below Baa3 of $15.1 million and $15.2 million, and equity tranches of $13.8 million and $15.5 million as of December 31, 2007 and 2006, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Relationships with Variable Interest Entities - (continued)


                                                   December 31,
                                                -------------------
                                                   2007      2006
             Total size of Company-Managed CDOs ---------  --------
                                                   (in millions)
             Total assets/ (1)/................ $ 5,799.6  $8,051.3
                                                =========  ========
             Total debt........................ $ 9,202.0  $7,840.3
             Total other liabilities...........      60.0      56.1
                                                ---------  --------
             Total liabilities.................   9,262.0   7,896.4
             Total equity/ (1)/................  (3,462.4)    154.9
                                                ---------  --------
             Total liabilities and equity/ (2)/ $ 5,799.6  $8,051.3
                                                =========  ========

--------
/(1)/Declines in assets reflect fair value adjustments to mortgage securities in the CDO funds managed by the Company's subsidiary, Declaration Management & Research, LLC. Since the funds' assets are carried at fair value and their debt is carried at par, declines in the assets' fair values generate negative equity in the funds.
/(2)/Includes the Company's investment in the debt and equity of Company-managed VIE and non-VIE CDOs.

Low-Income Housing Partnerships (LIH Partnerships)

The Company has investments that qualify for low-income housing and/or historic tax credits ("LIH Partnerships"). These investments are primarily through real estate limited partnerships. The Company is usually the sole limited partner or investor member and it is not the general partner or managing member in any of the LIH Partnerships.

The Company's maximum exposure to losses from its investments in LIH Partnerships is $419.1 million and $464.9 million as of December 31, 2007 and 2006, respectively. This consists of equity investments of $343.0 million and $380.0 million, mortgage investments of $65.1 million and $66.2 million, outstanding equity capital of $11.0 million and $18.7 million, and mortgage commitments to the partnerships of $0 million and $0 million as of December 31, 2007 and 2006, respectively.

                                                  December 31,
                                                -----------------
                                                  2007     2006
              Total size of the Properties (1)  -------- --------
                                                  (in millions)
              Total assets..................... $1,090.8 $1,189.6
                                                -------- --------
              Total debt....................... $  675.3 $  741.0
              Total other liabilities..........     72.8     79.4
                                                -------- --------
              Total liabilities................    748.1    820.4
              Total equity.....................    342.7    369.2
                                                -------- --------
              Total liabilities and equity/(2)/ $1,090.8 $1,189.6
                                                ======== ========

--------
/(1)/Certain data above is reported with a three-month lag due to the delayed availability of financial statements of the LIH Partnerships.
/(2)/Includes the Company's investment in the debt and equity of these Partnerships.

Timberland Investments (Timber Funds)

The Company acts as an investment manager of timberland properties with total assets of $7.3 billion at December 31, 2007, of which $3.6 billion relates to funds that the general fund and institutional separate accounts invest in ("the Timber Funds"). In its capacity as investment advisor to the Timber Funds, the Company earns investment advisory fees, and in the majority of cases earns forestry management fees and is eligible for performance advisory fees. The Company has determined that most of the Timber Funds are VIEs.

The Company's maximum exposure to losses from Timber Funds is $162.0 million and $113.0 million as of December 31, 2007 and 2006, respectively. This consists of equity investments of $107.4 million and $84.0 million, debt investments of $20.7 million and $20.0 million, and outstanding equity commitments to these funds of $33.9 million and $9.0 million as of December 31, 2007 and 2006, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Relationships with Variable Interest Entities - (Continued)


                                                  December 31,
                                                -----------------
                                                  2007     2006
              Total size of Timber Funds        -------- --------
                                                  (in millions)
              Total assets..................... $3,626.2 $3,038.3
                                                -------- --------
              Total debt....................... $1,540.9 $1,361.5
              Total other liabilities..........    322.8    113.4
                                                -------- --------
              Total liabilities................  1,863.7  1,474.9
              Total equity.....................  1,762.5  1,563.4
                                                -------- --------
              Total liabilities and equity/(1)/ $3,626.2 $3,038.3
                                                ======== ========

--------
/(1)/Includes the Company's investment in the debt and equity of the Timber
    Funds.

Other Entities

The Company has investment relationships with other entities ("Other Entities"), which result from its direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses that have undergone debt restructurings and reorganizations. With the exception of its involvement with ArcLight Energy Partners Fund I, L.P. ("ArcLight"), the Company believes that its relationships with the Other Entities are not significant, and accordingly, does not provide any summary financial data or data relating to the Company's maximum exposure to loss as a result of its relationships with Other Entities. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

ArcLight, a private equity fund, invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55% of ArcLight's partners' capital of $626.5 million and $386.2 million at December 31, 2007 and December 31, 2006. The Company's potential losses in relation to ArcLight are limited to its investment in ArcLight. As of December 31, 2007, ArcLight had total assets of $673.0 million and liabilities of $46.5 million. As of December 31, 2006, ArcLight had total assets of $449.1 million and liabilities of $62.9 million.

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair values of derivative instruments classified as assets at December 31, 2007 and 2006 were $1,637.0 million and $1,471.9 million, respectively, and appear on the consolidated balance sheets in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2007 and 2006 were $1,546.9 million and $1,396.3 million, respectively, and appear on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivatives Implementation Group Issue No. B36-Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments ("DIG B36") and determined that certain of its reinsurance contracts and participating pension contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts and modified coinsurance agreements pursuant to DIG B36, classified as liabilities and appear on the Company's Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $181.5 million and $79.9 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments - (continued)

The Company enters into credit support annexes with its over the counter derivative dealers in order to manage its credit exposure to those counter parties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2007 and 2006, the Company had accepted collateral consisting of various securities with a fair value of $752.8 million and $570.3 million, which is held in separate custodial accounts. In addition, as of December 31, 2007 and 2006, the Company pledged collateral of $171.9 million and $105.1 million, which is included in other assets in the Consolidated Balance Sheets.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements and cancelable interest rate swap agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2007, 2006, and 2005, the Company recognized net gains of $67.4 million, $18.7 million, and $129.9 million related to the ineffective portion of its fair value hedges, and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2007, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company or payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $7.7 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains (losses). For the year ended December 31, 2007 and 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments - (continued)


For the period ended December 31, 2007, a net gain of $4.2 million was reclassified from other accumulated comprehensive income to net income. It is anticipated that approximately $9.7 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 29.9 years.

For the years ended December 31, 2007, 2006, and 2005 no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, 2006, and 2005, gains of $68.6 million, losses of $76.1 million and gains of $171.2 million (net of tax of $38.4 million, $44.8 million, and $113.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $355.2 million, $286.6 million, and $362.7 million (net of tax of $188.4 million, $151.6 million, and $196.4 million) at December 31, 2007, 2006, and 2005, respectively.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, net gains of $31.7 million and losses of $57.6 million, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains.

Outstanding derivative instruments were as follows:

                                                            December 31,
                                        -----------------------------------------------------
                                                   2007                       2006
                                        --------------------------- -------------------------
                                        Notional  Carrying  Fair    Notional  Carrying Fair
                                         Amount    Value    Value    Amount    Value   Value
                                        --------- -------- -------- --------- -------- ------
                                                            (in millions)
Assets:
Derivatives:...........................
   Interest rate swap agreements....... $16,345.8 $  978.5 $  978.5 $14,053.1  $875.4  $875.4
   Interest rate cap agreements........     742.4      0.2      0.2     759.4     3.4     3.4
   Currency rate swap agreements.......   2,364.8    656.0    656.0   2,771.3   590.8   590.8
   Credit default swaps................      65.0      0.8      0.8        --      --      --
   Return swap agreements..............      36.1      1.3      1.3      24.5     2.3     2.3
   Embedded derivatives................      14.7      0.2      0.2        --      --      --

Liabilities:
Derivatives:...........................
   Interest rate swap agreements....... $12,333.9 $  523.0 $  523.0 $10,778.8  $397.4  $397.4
   Currency rate swap agreements.......   3,346.0  1,017.1  1,017.1  22,778.0   988.8   988.8
   Credit default swaps................     105.0      0.8      0.8     857.6     2.1     2.1
   Embedded derivatives................     174.8      4.4      4.4     176.0     3.2     3.2
   Foreign exchange forward agreements.       8.0      1.6      1.6      54.1     4.8     4.8

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 - Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company, John Hancock Reassurance Company (JHRECO), that is treated as a U.S. company for federal income tax purposes. The non-life insurance company subgroup consists of JHFS, John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

Income before income taxes includes the following:

                                         Years ended December 31,
                                         ------------------------
                                           2007    2006    2005
                                         -------- ------ --------
                                              (in millions)
              Domestic.................. $1,131.8 $831.0 $1,204.8
              Foreign...................     18.6   17.1     15.7
                                         -------- ------ --------
              Income before income taxes $1,150.4 $848.1 $1,220.5
                                         ======== ====== ========

The components of income taxes were as follows:

                                        Years ended December 31,
                                        ----------------------
                                         2007     2006    2005
                                        ------   ------  ------
                                             (in millions)
                 Current taxes:
                    Federal............ $(28.4)  $129.1  $(22.0)
                    Foreign............    9.7      4.0     6.3
                    State..............    4.8      4.7     0.1
                                        ------   ------  ------
                                         (13.9)   137.8   (15.6)
                                        ------   ------  ------
                 Deferred taxes:
                    Federal............  397.8    127.7   424.0
                    Foreign............   (3.6)     2.8    (0.9)
                    State..............   (1.4)    (0.8)    1.3
                                        ------   ------  ------
                                         392.8    129.7   424.4
                                        ------   ------  ------
                    Total income taxes. $378.9   $267.5  $408.8
                                        ======   ======  ======

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes consolidated income tax expense charged to operations follows:

                                             Years ended December 31,
                                             ----------------------
                                              2007     2006    2005
                                             ------   ------  ------
                                                  (in millions)
            Tax at 35%...................... $402.7   $296.9  $427.2
            Add (deduct):
               Prior year taxes.............   20.6     25.4     6.2
               Tax credits..................  (56.6)   (60.7)  (61.2)
               Foreign taxes................     --       --     0.7
               Tax exempt investment income.   (9.6)   (10.6)   (9.1)
               Lease income.................   21.9     12.9    46.8
               Other........................   (0.1)     3.6    (1.8)
                                             ------   ------  ------
                   Total income taxes....... $378.9   $267.5  $408.8
                                             ======   ======  ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 - Income Taxes - (continued)


The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                         December 31,
                                                      ------------------
                                                        2007      2006
                                                      --------  --------
                                                         (in millions)
       Deferred tax assets:
          Policy reserve adjustments................. $1,293.8  $1,338.6
          Other employee benefits....................    127.5     119.3
          Dividends payable to policyholders.........     91.2     102.4
          Interest...................................    140.2     102.6
          Net operating loss.........................    152.0     242.3
          Tax credits................................    356.4     197.3
          Deferred policy acquisition costs..........     (7.5)    161.8
          Other......................................     55.9      87.8
                                                      --------  --------
              Total deferred tax assets..............  2,209.5   2,352.1
                                                      --------  --------
       Deferred tax liabilities:
          Securities and other investments...........    619.1     697.5
          Lease income...............................    721.4     519.3
          Value of business acquired.................  1,303.2   1,262.8
          Other......................................    244.8     266.8
                                                      --------  --------
              Total deferred tax liabilities.........  2,888.5   2,746.4
                                                      --------  --------
                 Net deferred tax liabilities........ $ (679.0) $ (394.3)
                                                      ========  ========

As of December 31, 2007, the Company had operating loss carry forwards of $434.4 million, which will expire through 2019. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $9.2 million, $4.2 million, and $42.5 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state, and local or non U.S. income tax examinations by taxing authorities for the years before 1996. The Internal Revenue Service
(IRS) completed its examinations for the years 1996 through 1998 on September 30, 2003, and completed its examinations for the years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS Commenced an examination of the Company's U.S. income tax returns for the years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48, on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

                                                                  Amount of
                                                                Unrecognized
                                                                Tax Benefits
                                                                    as of
                                                                December 31,
                                                                    2007
                                                                -------------
                                                                (in millions)
  Balance as of January 1, 2007................................   $  972.1
  Additions based on tax positions related to the current year.      101.3
  Reductions based on tax positions related to the current year       (8.4)
  Additions for tax positions of prior years...................       67.2
  Reductions for tax positions of prior years..................      (48.4)
                                                                  --------
  Balance as of December 31, 2007..............................   $1,083.8
                                                                  ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 - Income Taxes - (continued)


Included in the balance as of December 31, 2007, are $106.8 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2007, are $977.0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in tax expense. During the years ended December 31, 2007, 2006, and 2005, the Company recognized approximately $118.7, $112.0 and $45.7 million in interest expense, respectively. The Company had approximately $399.8, and $281.1 million accrued for interest as of December 31, 2007 and December 31, 2006 respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

Note 6 - Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance ("the Division").

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6 - Closed Block - (continued)


The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:




Liabilities
Future policy benefits..........................................................
Policyholder dividend obligation................................................
Policyholders' funds............................................................
Policyholder dividends payable..................................................
Other closed block liabilities..................................................

       Total closed block liabilities...........................................

Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value (cost: 2007--$7,329.5; 2006--$7,236.3).....
Equity securities:
   Available-for-sale--at fair value (cost: 2007--$6.7; 2006--$88.7)............
Mortgage loans on real estate...................................................
Policy loans....................................................................
Other invested assets...........................................................

       Total investments........................................................
Cash (borrowings) and cash equivalents..........................................
Accrued investment income.......................................................
Other closed block assets.......................................................

       Total closed block assets................................................

Excess of reported closed block liabilities over assets designated to the closed block........................................................................

Portion of above representing other comprehensive income:
   Unrealized (depreciation) appreciation, net of tax of ($10.9) million and $16.2 million at 2007 and 2006 respectively............................
   Allocated to the policyholder dividend obligation, net of tax $10.9 million and ($16.2) million at 2007 and 2006, respectively.........................

       Total....................................................................

   Maximum future earnings to be recognized from closed block assets and liabilities................................................................


                                                                                                                        December 31,
                                                                                                             --------------------
                                                                                                                2007       2006
                                                                                                             ---------  ---------
                                                                                                                 (in millions)
Liabilities
Future policy benefits...................................................................................... $10,943.1  $10,886.3
Policyholder dividend obligation............................................................................     154.9      149.6
Policyholders' funds........................................................................................   1,504.0    1,493.0
Policyholder dividends payable..............................................................................     417.2      415.5
Other closed block liabilities..............................................................................     126.0       87.0
                                                                                                             ---------  ---------
       Total closed block liabilities....................................................................... $13,145.2  $13,031.4
                                                                                                             =========  =========
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value (cost: 2007--$7,329.5; 2006--$7,236.3)................................. $ 7,399.3  $ 7,192.5
Equity securities:
   Available-for-sale--at fair value (cost: 2007--$6.7; 2006--$88.7)........................................       6.2       96.0
Mortgage loans on real estate...............................................................................   1,368.3    1,262.2
Policy loans................................................................................................   1,542.3    1,540.9
Other invested assets.......................................................................................     187.7      111.8
                                                                                                             ---------  ---------
       Total investments....................................................................................  10,503.8   10,203.4
Cash (borrowings) and cash equivalents......................................................................     (83.4)       4.6
Accrued investment income...................................................................................     149.3      142.2
Other closed block assets...................................................................................     236.4      269.7
                                                                                                             ---------  ---------
       Total closed block assets............................................................................ $10,806.1  $10,619.9
                                                                                                             =========  =========
Excess of reported closed block liabilities over assets designated to the closed block...................... $ 2,339.1  $ 2,411.5
Portion of above representing other comprehensive income:
   Unrealized (depreciation) appreciation, net of tax of ($10.9) million and $16.2 million at 2007 and 2006
     respectively...........................................................................................      20.2      (30.2)
   Allocated to the policyholder dividend obligation, net of tax $10.9 million and ($16.2) million at 2007
     and 2006, respectively.................................................................................     (20.2)      30.2
                                                                                                             ---------  ---------
       Total................................................................................................        --         --
                                                                                                             ---------  ---------
       Maximum future earnings to be recognized from closed block assets and liabilities.................... $ 2,339.1  $ 2,411.5
                                                                                                             =========  =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6 - Closed Block - (continued)


                                                         2007    2006
                                                        ------  ------
                                                         (in millions)
        Change in the policyholder dividend obligation:
           Balance at beginning of period.............. $149.6  $252.1
        Impact on net income before income taxes.......  (72.2)  (97.7)
        Unrealized investment gains (losses)...........   77.5    (4.8)
                                                        ------  ------
               Balance at end of period................ $154.9  $149.6
                                                        ======  ======

                                                                                                     Years ended December 31,
                                                                                                   ----------------------------
                                                                                                     2007      2006      2005
                                                                                                   --------  --------  --------
                                                                                                           (in millions)
Revenues
Premiums.......................................................................................... $  734.7  $  765.9  $  801.1
Net investment income.............................................................................    589.8     548.0     521.7
Net realized investment and other gains (losses)..................................................     19.7      32.7     (17.9)
                                                                                                   --------  --------  --------
   Total closed block revenues....................................................................  1,344.2   1,346.6   1,304.9

Benefits and Expenses
Benefits to policyholders.........................................................................    841.4     886.7     830.4
Change in the policyholder dividend obligation....................................................    (88.2)   (130.7)   (111.6)
Other closed block operating costs and expenses...................................................     (2.1)     (1.9)     (3.1)
Dividends to policyholders........................................................................    481.7     464.1     464.9
                                                                                                   --------  --------  --------
Total benefits and expenses.......................................................................  1,232.8   1,218.2   1,180.6

Closed block revenues, net of closed block benefits and expenses, before income taxes.............    111.4     128.4     124.3

Income taxes, net of amounts credited to the policyholder dividend $0.9 million, $0.8 million, and
  $0.3 million for the years ended December 31, 2007, 2006, and 2005, respectively................     39.0      44.5      44.0
                                                                                                   --------  --------  --------
Closed block revenues, net of closed block benefits and expenses and income taxes................. $   72.4  $   83.9  $   80.3
                                                                                                   ========  ========  ========

Maximum future earnings from closed block assets and liabilities:

                                         Years Ended December 31,
                                         -----------------------
                                           2007         2006
                                          --------     --------
                                            (in millions)
                    Beginning of period. $2,411.5     $2,495.4
                    End of period.......  2,339.1      2,411.5
                                          --------     --------
                    Change during period $  (72.4)    $  (83.9)
                                          ========     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 - Lease Obligations

The future minimum lease payments by year and in the aggregate, under the remaining non-cancelable operating leases are presented below:

                                                    Non-
                                                 cancelable
                                                  Operating
                                                   Leases
                                                -------------
                                                (in millions)
                   2008........................    $ 37.0
                   2009........................      34.4
                   2010........................      31.0
                   2011........................      27.5
                   2012........................      25.3
                   Thereafter..................      46.3
                                                   ------
                   Total minimum lease payments    $201.5
                                                   ======

Note 8 - Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                                       ------------------
                                                                                         2007      2006
                                                                                       --------  --------
                                                                                          (in millions)
Short-term debt:
Current maturities of long-term debt.................................................. $    8.6  $  484.9

Long-term debt:
   Surplus notes, 7.38% maturing in 2024 (1)..........................................    494.2     495.6
   Notes payable, interest ranging from 7.0% to 12.1%, due in varying amounts to 2015.     18.2     494.8
   Fair value adjustments related to interest rate swaps (1)..........................    (18.6)    (18.0)
                                                                                       --------  --------
                                                                                          493.8     972.4

Less current maturities of long-term debt.............................................     (8.6)   (484.9)
                                                                                       --------  --------
Long-term debt........................................................................ $  485.2  $  487.5
                                                                                       ========  ========
Consumer notes:
   Notes payable, interest ranging from 2.25% to 6.25% due in varying amounts to 2036. $2,157.0  $2,454.1
                                                                                       ========  ========

--------
(1)As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

At December 31, 2006 the Company had a short term note payable of $476.6 million to an affiliate Manulife Holdings Delaware, LLC. The note payable was repaid on March 1, 2007.

At December 31, 2007, the Company, Manulife, JHFS, and other Manulife subsidiaries had a committed line of credit through a group of banks totaling $250.0 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, Manulife is required to maintain certain minimum level of net worth and Manulife and the Company are required to comply with certain other covenants, which were met at December 31, 2007. At December 31, 2007 Manulife and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8 - Debt and Line of Credit - (continued)


At December 31, 2007, the Company had a committed line of credit established by Manulife totaling $1.0 billion pursuant to a 364-day revolving credit facility. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2007. At December 31, 2007, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2008--$8.6 million; 2009--$1.2 million; 2010--$1.3 million; 2011--$0 million, 2012--$0 million; and
thereafter--$501.4 million.

Interest expense on debt, included in other operating costs and expenses, was $39.1 million, $36.3 million, and $43.2 million in 2007, 2006, and 2005, respectively. Interest paid on debt was $40.5 million, $36.0 million, and $42.5 million in 2007, 2006, and 2005, respectively.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2008--$616.4 million; 2009--$405.2 million; 2010--$250.5 million,
2011--$160.9 million, 2012--$109.3 million; and thereafter--$614.7 million.

Interest expense on consumer notes, included in benefits to policyholders, was $115.1 million, $126.3 million, and $122.1 million in 2007, 2006, and 2005, respectively. Interest paid amounted to $111.7 million, $121.9 million, and $115.4 million in 2007, 2006, and 2005.

Note 9 - Related Party Transactions

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $3.7 million, $4.8 million, and $6.3 million during the years ended December 31, 2007, 2006, and 2005, respectively.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with JHReCo, an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering group pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $2,530.5 million and $2,227.1 million at December 31, 2007 and 2006, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHReCo of $2,629.9 million, and $2,612.8 million at December 31, 2007 and 2006, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $651.0 million, $571.2 million, and $537.2 million during the years ended December 31, 2007, 2006, and 2005 respectively.

Effective January 1, 2002, the Company entered into a coinsurance funds withheld treaty with JHReCo. The treaty covers death benefits that result from the no-lapse guarantee present in specified universal life policies. This agreement was amended and restated effective April 1, 2007. The Company recorded a liability for coinsurance funds withheld from JHReCo of $61.4 million at December 31, 2007, which is included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $12.1 million at December 31, 2007, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 - Related Party Transactions - (continued)



Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for the periods since the date the Company began operating as a subsidiary of Manulife, April 28, 2004. The risk fee was $2.6 million, $2.7 million, and $3.0 million for the years ended December 31, 2007, 2006, and 2005. This fee is included in other operating costs and expenses in the Consolidated Statements of Income.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2007, the Company managed approximately $3,379.2 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its indirect parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate John Hancock Life Insurance Company (U.S.A) ("John Hancock USA"), a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of John Hancock USA's business. Further, under the service agreement, John Hancock USA is obligated to provide compensation to the Company for services provided.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and John Hancock USA. Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2007 and 2006 there are accrued payables from the Company to John Hancock USA of $87.0 million and $104.2 million for these service agreements. The Company incurred costs for these agreements of $126.1 million, $110.7 million, and $91.6 million for the years ended December 31, 2007, 2006, and 2005.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

The Company participates in a liquidity pool of an affiliate, John Hancock USA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $1.9 billion and $834.2 million invested in this pool at December 31, 2007 and 2006. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

On July 8, 2005, Manulife fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Manulife's guarantee of the SignatureNotes is an unsecured obligation of Manulife, and is subordinated in right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 and Manulife began reporting condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 - Related Party Transactions - (continued)


On November 10, 2006 pursuant to a note purchase agreement, the Company loaned $90.0 million to John Hancock USA. The note is due December 1, 2011 and secured by a mortgage on the property at 601 Congress Street, Boston, MA. The note balance is included in other assets in the Consolidated Balance Sheets. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

On December 28, 2006, the Company purchased real estate held for investment with a net book value of $17.0 million from an affiliate, John Hancock USA, for $150.1 million. Since the transfer was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in a decrease of $86.7 million, (net of tax of $46.6 million) to the Company's paid in capital as of December 31, 2006. The note payable is included in other liabilities in the Company's Consolidated Balance Sheets.

On December 19, 2007, the Company received $37.2 million for the transfer of Lake Cowichan real estate to Manulife Canada Ltd. The transfer resulted in an increase of $8.3 million (net of tax of $4.3 million) to the Company's paid in capital as of December 31, 2007.

During 2007 and 2006, the Company paid $458.6 million and $560.0 million in dividends to its Parent. The Company received dividends of $150.0 million and $95.0 million from its subsidiary, John Hancock Variable Life Insurance Company and dividends of $52.0 million and $61.0 million from John Hancock Subsidiaries LLC, which is a consolidated subsidiary, during 2007 and 2006, respectively.

Note 10 - Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                                              Years ended December 31,
                                          ----------------------------------------------------------------
                                                  2007                  2006                  2005
                                                Premiums              Premiums              Premiums
                                          --------------------  --------------------  --------------------
                                           Written     Earned    Written     Earned    Written     Earned
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                                                    (in millions)
Direct................................... $ 3,628.5  $ 3,635.8  $ 3,049.8  $ 3,049.6  $ 2,476.5  $ 2,479.4
Assumed..................................     752.4      752.4      683.3      683.3      545.0      545.0
Ceded....................................  (1,555.8)  (1,555.8)  (1,045.1)  (1,045.1)  (1,040.6)  (1,040.6)
                                          ---------  ---------  ---------  ---------  ---------  ---------
   Net life, health and annuity premiums. $ 2,825.1  $ 2,832.4  $ 2,688.0  $ 2,687.8  $ 1,980.9  $ 1,983.8
                                          =========  =========  =========  =========  =========  =========

At December 31, 2007, 2006, and 2005, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $893.8 million, $754.9 million, and $629.9 million respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified (The Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date to account for its benefit plans. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 (age 45 for general agency personnel) and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

As of December 31, 2006, the Plan was merged with the qualified pension plan of John Hancock USA, with JHFS as plan sponsor. The Plan features and designs were generally maintained for the different participant populations. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger did not have a material effect on the financial statements of the Company.

A plan amendment to harmonize plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. The plan amendment also sets the expiration of the grandfathered benefits provision on December 31, 2011. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $60.2 million gain in Accumulated Other Comprehensive Income. This gain was partially offset with the year-end remeasurement of assets and obligations that resulted in a $35.7 million loss in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded nonqualified defined benefit pension plan for employees whose qualifies pension benefits are restricted by Internal Revenue Code limitations. The Company makes annual cash balance credits for each participant's compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the pay and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after 3 years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. This new plan is for participants with service accrued after the effective date who are not eligible for the grandfathered benefits in the prior nonqualified pension plan. The prior plan was frozen except for grandfathered participants as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.3 million, $8.6 million, and $9.5 million in 2007, 2006, and 2005, respectively.

The Company has employee welfare plans for medical and life insurance covering its retired employees hired before January 1, 2003 who have attained age 50 and have 15 years or more of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retiree or the covered spouse reaches age 65, Medicare provides primary coverage and this welfare plan provides secondary coverage. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees. The Plan also provides retired employees with a life insurance policy benefit based on the formula for basic coverage up to a maximum of $2.5 million.

The plans were amended effective January 1, 2003 whereby participants who had reached a certain age and years of service with the Company were no longer eligible for such company contributory benefits. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The Company accounts for its Postretirement Benefit Plan using the accrual method.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


Obligations and Funded Status:

                                                                    Years Ended December 31,
                                                              ---------------------------------------
                                                                                  Other Postretirement
                                                               Pension Benefits       Benefits
                                                              ------------------  -------------------
                                                                2007      2006      2007       2006
                                                              --------  --------   -------   -------
                                                                          (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year...................... $2,170.0  $2,295.0  $ 573.2    $ 641.4
Service cost.................................................     25.5      27.1      1.1        1.3
Interest cost................................................    119.4     119.7     31.9       32.5
Participant contributions....................................       --        --      3.9        3.2
Actuarial loss (gain)........................................     14.3     (48.6)    (8.0)     (51.3)
Special termination benefits.................................      0.7       3.0       --         --
Plan amendments..............................................    (31.4)       --       --         --
Curtailment..................................................    (11.5)       --       --         --
Expected retiree drug subsidy................................       --        --      4.2        4.3
Benefits paid................................................   (197.2)   (226.2)   (60.0)     (58.2)
                                                              --------  --------   -------   -------
Benefit obligation at end of year............................ $2,089.8  $2,170.0  $ 546.3    $ 573.2
                                                              ========  ========   =======   =======

Change in plan assets:
Fair value of plan assets at beginning of year............... $2,388.2  $2,200.0  $ 303.8    $ 269.2
Actual return on plan assets.................................    168.0     384.7     22.5       34.6
Employer contribution........................................     31.3      29.7     56.1       55.0
Employee contribution........................................       --        --      3.9        3.2
Benefits paid................................................   (197.2)   (226.2)   (60.0)     (58.2)
                                                              --------  --------   -------   -------
Fair value of plan assets at end of year..................... $2,390.3  $2,388.2  $ 326.3    $ 303.8
                                                              ========  ========   =======   =======
Funded status at end of year................................. $  300.5  $  218.2  $(220.0)   $(269.4)
                                                              ========  ========   =======   =======

Assets....................................................... $  616.9  $  557.5  $    --    $    --
Liabilities..................................................   (316.4)   (339.3)  (220.0)    (269.4)
                                                              --------  --------   -------   -------
Net financial position....................................... $  300.5  $  218.2  $(220.0)   $(269.4)
                                                              ========  ========   =======   =======
Amounts recognized in accumulated other comprehensive income:
Prior service cost........................................... $  (29.4) $     --  $    --    $    --
Net actuarial gain...........................................   (168.8)   (180.8)   (33.1)     (27.2)
                                                              --------  --------   -------   -------
Total........................................................ $ (198.2) $ (180.8) $ (33.1)   $ (27.2)
                                                              ========  ========   =======   =======

The accumulated benefit obligations for all defined benefit pension plans was $2,048.1 million and $2,090.1 million at December 31, 2007 and 2006, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Balance Sheets on December 31, 2006 was as follows:

                                                     Incremental
                                                      effect of
                                           Pre SFAS    adopting   Post SFAS
                                           No. 158   SFAS No. 158  No. 158
                                           --------- ------------ ---------
                                                    (in millions)
    Other assets.......................... $ 2,877.8    $208.7    $ 3,086.5
                                           ---------    ------    ---------
       Total assets....................... $97,370.1    $208.7    $97,578.8
    Deferred income tax liability......... $   316.8    $ 77.5    $   394.3
    Other liabilities.....................   4,899.3     (12.7)     4,886.6
                                           ---------    ------    ---------
       Total liabilities.................. $86,966.9    $ 64.8    $87,031.7
    Accumulated other comprehensive income $   294.6    $143.9    $   438.5
                                           ---------    ------    ---------
       Total shareholders' equity......... $10,270.7    $143.9    $10,414.6

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                 December 31,
                                                 -------------
                                                  2007   2006
                                                 ------ ------
                                                 (in millions)
                  Accumulated benefit obligation $310.9 $333.3
                  Projected benefit obligation..  316.3  344.5
                  Fair value of plan assets.....     --    5.2

Components of Net Periodic Benefit cost:

                                                Years Ended December 31,
                                   -------------------------------------------------
                                                               Other Postretirement
                                        Pension Benefits             Benefits
                                   -------------------------  ----------------------
                                     2007     2006     2005    2007    2006    2005
                                   -------  -------  -------  ------  ------  ------
                                                     (in millions)
Service cost...................... $  25.5  $  27.1  $  24.9  $  1.1  $  1.3  $  1.5
Interest cost.....................   119.4    119.7    122.3    31.9    32.5    35.3
Expected return on plan assets....  (177.3)  (172.8)  (175.2)  (24.6)  (22.6)  (21.5)
Special termination benefits......     0.7      3.0       --      --      --      --
Curtailment gain..................    (0.6)      --       --      --      --      --
Amortization of prior service cost    (1.9)      --      0.6      --      --      --
Recognized actuarial gain.........     0.7      0.9       --      --      --      --
                                   -------  -------  -------  ------  ------  ------
Net periodic (credit) benefit cost $ (33.5) $ (22.1) $ (27.4) $  8.4  $ 11.2  $ 15.3
                                   =======  =======  =======  ======  ======  ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


The amounts included in "Accumulated other comprehensive income" expected to be recognized as components of net periodic (benefit) cost in 2008 are as follows:

                                                            Other Postretirement
                                           Pension Benefits       Benefits
                                           ---------------- --------------------
                                                       (in millions)
Amortization of prior service cost........      $(2.9)              $--
Amortization of actuarial (gain) loss, net        0.4                --
                                                -----               ---
Total.....................................      $(2.5)              $--
                                                =====               ===

Assumptions:

Weighted -average assumptions used to determine benefit obligation:

                                                 Years Ended December 31,
                                                 ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits  Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----       ----
       Discount rate............................ 6.00%    5.75%   6.00%      5.75%
       Rate of compensation increase............ 5.10%    4.00%    N/A        N/A
       Health care trend rate for following year                  9.00%      9.50%
       Ultimate trend rate......................                  5.00%      5.00%
       Year ultimate rate reached...............                  2016       2016

Weighted-average assumptions used to determine net periodic benefit cost:

                                                 Years Ended December 31,
                                                 ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits   Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----        -----
       Discount rate............................ 5.75%    5.50%   5.75%      5.50%
       Expected long-term return on plan assets. 8.25%    8.25%   8.25%      8.25%
       Rate of compensation increase............ 4.00%    4.00%    N/A        N/A
       Health care trend rate for following year                  9.50%     10.00%
       Ultimate trend rate......................                  5.00%      5.00%
       Year ultimate rate reached...............                  2016       2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                      1-Percentage   1-Percentage
                                                                     Point Increase Point Decrease
                                                                     -------------- --------------
                                                                             (in millions)
Effect on total service and interest costs in 2007..................     $ 1.2          $ (1.1)
Effect on postretirement benefit obligations as of December 31, 2007      20.8           (18.7)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2007 and 2006, by asset category are as follows:

                                                Pension Plan Assets
                                                at December 31,
                                                ------------------
                                                2007      2006
                                                ----      ----
                      Asset Category
                      Equity securities........  64%       62%
                      Fixed maturity securities  26        24
                      Real estate..............   3         4
                      Other....................   7        10
                                                ---       ---
                         Total................. 100%      100%
                                                ===       ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

                      Asset Category...........
                      Equity securities........ 50% - 80%
                      Fixed maturity securities 23% - 35%
                      Real estate..............  -% - 5%
                      Other....................  5% - 15%

The plans do not own any of the Company's common stock at December 31, 2007 and 2006.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2007, and 2006, by asset category are as follows:

                                                Other Postretirement
                                                Benefits Plan Assets
                                                at December 31,
                                                -------------------
                                                2007       2006
                                                ----       ----
                      Asset Category
                      Equity securities........  60%        56%
                      Fixed maturity securities  40         44
                                                ---        ---
                         Total................. 100%       100%
                                                ===        ===

Plan assets for other postretirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)


Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $29.7 million to its non-qualified pension plans in 2008.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

              Year      Total Qualified Total Nonqualified Total
              ----      --------------- ------------------ ------
                                  (in millions)
              2008.....     $147.9            $ 29.7       $177.6
              2009.....      146.2              27.5        173.7
              2010.....      151.4              32.1        183.5
              2011.....      154.0              26.0        180.0
              2012.....      157.6              26.5        184.1
              2013-2017      748.2             128.8        877.0

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                                      Medicare Part D
             Year      Gross Payments     Subsidy     Net Payments
             ----      -------------- --------------- ------------
                               (in millions)
             2008.....     $ 54.8          $ 4.3         $ 50.5
             2009.....       54.8            4.4           50.4
             2010.....       54.6            4.4           50.2
             2011.....       54.0            4.3           49.7
             2012.....       53.2            4.3           48.9
             2013-2017      245.7           19.4          226.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12 - Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase US private debt and to issue mortgage loans on real estate totaling $722.1 million and $225.9 million, respectively, at December 31, 2007. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $948.0 million at December 31, 2007. The majority of these commitments expire in 2008.

Guarantees. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. generally accepted accounting principles specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2007.

Contingencies. The Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. Although these disputes do result in some level of variability in results, the Company believes it has provided adequately for the exposure. During 2007, the Company received additional information about its exposure and recognized a credit of $8.2 million , after tax, to its current best estimate of its exposure as of December 31, 2007. The Company recognized a $69.8 million charge in 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 33,000 shares authorized, issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                                       Net
                                                                                   Accumulated   Foreign
                                                                         Net       Gain (Loss)  Currency    Minimum
                                                                      Unrealized     on Cash   Translation  Pension
                                                                    Gains (Losses) Flow Hedges Adjustment  Liability
                                                                    -------------- ----------- ----------- ---------
                                                                                            (in millions)
Balance at January 1, 2005.........................................    $ 411.4       $191.5       $ 0.6     $(11.0)
Gross unrealized gains (losses) (net of deferred income tax benefit
  of $244.0 million)...............................................     (454.4)          --          --         --
Reclassification adjustment for gains realized in net income (net
  of income tax expense of $82.5 million)..........................     (153.3)          --          --         --
Adjustment for deferred policy acquisition costs, deferred sales inducements and value of business acquired (net of deferred
  income tax expense of $46.4 million).............................       86.0           --          --         --
Adjustment for policyholder dividend obligation (net of deferred
  income tax expense of $54.7 million).............................      101.7           --          --         --
                                                                       -------       ------       -----     ------
Net unrealized gains (losses)......................................     (420.0)          --          --         --
Foreign currency translation adjustment............................         --           --        (1.8)        --
Minimum pension liability (net of deferred income tax expense of
  $1.3 million)....................................................         --           --          --        2.4
Net accumulated gains (losses) on cash flow hedges (net of
  deferred income tax expense of $113.4 million)...................         --        171.2          --         --
                                                                       -------       ------       -----     ------
Balance at December 31, 2005.......................................    $  (8.6)      $362.7       $(1.2)    $ (8.6)
                                                                       =======       ======       =====     ======

                                                                     Accumulated
                                                                        Other
                                                                    Comprehensive
                                                                       Income
                                                                    -------------

Balance at January 1, 2005.........................................    $ 592.5
Gross unrealized gains (losses) (net of deferred income tax benefit
  of $244.0 million)...............................................     (454.4)
Reclassification adjustment for gains realized in net income (net
  of income tax expense of $82.5 million)..........................     (153.3)
Adjustment for deferred policy acquisition costs, deferred sales inducements and value of business acquired (net of deferred
  income tax expense of $46.4 million).............................       86.0
Adjustment for policyholder dividend obligation (net of deferred
  income tax expense of $54.7 million).............................      101.7
                                                                       -------
Net unrealized gains (losses)......................................     (420.0)
Foreign currency translation adjustment............................       (1.8)
Minimum pension liability (net of deferred income tax expense of
  $1.3 million)....................................................        2.4
Net accumulated gains (losses) on cash flow hedges (net of
  deferred income tax expense of $113.4 million)...................      171.2
                                                                       -------
Balance at December 31, 2005.......................................    $ 344.3
                                                                       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity - (continued)


                                                                                                      Additional
                                                                     Net                             Pension and
                                                                 Accumulated   Foreign    Minimum   Postretirement  Accumulated
                                                       Net       Gain (Loss)  Currency    Pension    Unrecognized      Other
                                                    Unrealized     on Cash   Translation Liability   Net Periodic  Comprehensive
                                                  Gains (Losses) Flow Hedges Adjustment  Adjustment Benefit (Cost)    Income
                                                  -------------- ----------- ----------- ---------- -------------- -------------
                                                                                  (in millions)
Balance at January 1, 2006.......................     $ (8.6)      $362.7       $(1.2)     $ (8.6)      $   --        $344.3
Gross unrealized gains (losses) (net of deferred
  income tax expense of $57.8 million)...........      106.2           --          --          --           --         106.2
Reclassification adjustment for gains realized in
  net income (net of income tax expense of
  $47.4 million).................................      (88.1)          --          --          --           --         (88.1)
Adjustment for deferred policy acquisition costs,
  deferred sales inducements and value of
  business acquired (net of deferred income tax
  expense of $3.0 million).......................        5.6           --          --          --           --           5.6
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $1.2
  million).......................................        2.3           --          --          --           --           2.3
                                                      ------       ------       -----      ------       ------        ------
Net unrealized gains (losses)....................       26.0           --          --          --           --          26.0
Foreign currency translation adjustment..........         --           --         0.4          --           --           0.4
Minimum pension liability (net of deferred
  income tax benefit of $8.9 million)............         --           --          --       (16.3)          --         (16.3)
Impact of adoption of SFAS No. 158 (net of tax
  expense of $86.3 million)......................                                            24.9        135.3         160.2
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $44.8
  million).......................................         --        (76.1)         --          --           --         (76.1)
                                                      ------       ------       -----      ------       ------        ------
Balance at December 31, 2006.....................     $ 17.4       $286.6       $(0.8)     $   --       $135.3        $438.5
                                                      ======       ======       =====      ======       ======        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity - (continued)


                                                                                                        Additional
                                                                     Net                               Pension and
                                                                 Accumulated    Foreign     Minimum   Postretirement
                                                       Net       Gain (Loss)   Currency     Pension    Unrecognized
                                                    Unrealized     on Cash    Translation  Liability   Net Periodic
                                                  Gains (Losses) Flow Hedges  Adjustment   Adjustment Benefit (Cost)
                                                  -------------- ----------- ------------- ---------- --------------
                                                                             (in millions)
Balance at January 1, 2007.......................    $  17.4       $286.6        $(0.8)       $--         $135.3
Gross unrealized gains (losses) (net of deferred
  income tax expense of $80.4 million)...........      149.2           --           --         --             --
Reclassification adjustment for gains realized in
  net income (net of income tax expense of.......
$57.9 million)...................................     (107.4)          --           --         --             --
Adjustment for deferred policy acquisition costs,
  deferred sales inducements and value of
  business acquired (net of deferred income tax
  benefit of $7.9 million).......................      (14.7)          --           --         --             --
Adjustment for policyholder dividend obligation
  (net of deferred income tax benefit of $27.7
  million).......................................      (51.5)          --           --         --             --
                                                     -------       ------        -----        ---         ------
Net unrealized gains (losses)....................      (24.4)          --           --         --             --
Foreign currency translation adjustment..........         --           --         (0.3)        --             --
Pension and postretirement benefits:
   Change in the funded status of the pension
     plan (net of deferred income tax benefit
     of $8.6 million)............................         --           --           --         --           15.9
   Amortization of periodic pension costs (net
     of deferred income tax benefit of $0.4
     million)....................................                                                           (0.8)
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $38.4
  million).......................................         --         68.6           --         --             --
                                                     -------       ------        -----        ---         ------
Balance at December 31, 2007.....................    $  (7.0)      $355.2        $(1.1)       $--         $150.4
                                                     =======       ======        =====        ===         ======


                                                   Accumulated
                                                      Other
                                                  Comprehensive
                                                     Income
                                                  -------------

Balance at January 1, 2007.......................    $ 438.5
Gross unrealized gains (losses) (net of deferred
  income tax expense of $80.4 million)...........      149.2
Reclassification adjustment for gains realized in
  net income (net of income tax expense of.......
$57.9 million)...................................     (107.4)
Adjustment for deferred policy acquisition costs,
  deferred sales inducements and value of
  business acquired (net of deferred income tax
  benefit of $7.9 million).......................      (14.7)
Adjustment for policyholder dividend obligation
  (net of deferred income tax benefit of $27.7
  million).......................................      (51.5)
                                                     -------
Net unrealized gains (losses)....................      (24.4)
Foreign currency translation adjustment..........       (0.3)
Pension and postretirement benefits:
   Change in the funded status of the pension
     plan (net of deferred income tax benefit
     of $8.6 million)............................       15.9
   Amortization of periodic pension costs (net
     of deferred income tax benefit of $0.4
     million)....................................       (0.8)
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $38.4
  million).......................................       68.6
                                                     -------
Balance at December 31, 2007.....................    $ 497.5
                                                     =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity - (continued)


Net unrealized investment and gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                             For the Years Ended December 31,
                                                                             -------------------------------
                                                                              2007        2006       2005
                                                                              ------     -------    -------
                                                                                   (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:.................................
       Fixed maturities..................................................... $(40.4)    $(177.8)   $(151.4)
       Equity investments...................................................   26.7        84.4       46.1
       Other investments....................................................    9.2        24.6        8.0
                                                                              ------     -------    -------
Total.......................................................................   (4.5)      (68.8)     (97.3)

Amounts of unrealized investment (gains) losses attributable to:
       Deferred policy acquisition costs and value of business acquired.....   27.8        50.4       41.8
       Policyholder dividend obligation.....................................  (34.0)       45.2       41.7
       Deferred federal income taxes........................................    3.7        (9.4)       5.2
                                                                              ------     -------    -------
Total.......................................................................   (2.5)       86.2       88.7
                                                                              ------     -------    -------
Net unrealized investment gains (losses).................................... $ (7.0)    $  17.4    $  (8.6)
                                                                              ======     =======    =======

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Division for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $0 million, $12.6 million, and $25.2 million on the purchase as goodwill at December 31, 2007, 2006, and 2005, respectively. This amount will be amortized over a five year period. The impact on statutory net income was an amortization expense of $12.6 million for the years ended December 31, 2007, 2006, and 2005. As a result of this permitted practice, the Company's reported capital and surplus at December 31, 2007, 2006 reporting periods was increased by $0 million and $12.6 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 - Shareholder's Equity - (continued)


At December 31, 2007, 2006, and 2005, there are no other material permitted practices.

The Company's statutory net income for the year ended December 31, 2007 was $1,082.2 million (unaudited). The Company's statutory surplus as of December 31, 2007 was $4,306.2 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of
(i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 14 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and institutional customers and the third segment is the Corporate and Other Segment, which includes the institutional advisory business, the remaining international operations, and the corporate account. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners and direct marketing.

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 - Segment Information - (continued)


The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 6 -- Closed Block in the notes to the consolidated financial statements.

                                                                                      Wealth   Corporate
2007                                                                     Protection Management and Other  Consolidated
----                                                                     ---------- ---------- ---------  ------------
Revenues:
   Revenues from external customers..................................... $ 2,198.3  $ 1,473.5  $   532.0   $ 4,203.8
   Net investment income................................................   1,464.2    1,650.9      396.6     3,511.7
   Net realized investment and other gains..............................      78.0       16.9       32.7       127.6
   Inter-segment revenues...............................................        --        1.2       (1.2)         --
                                                                         ---------  ---------  ---------   ---------
   Revenues............................................................. $ 3,740.5  $ 3,142.5  $   960.1   $ 7,843.1
                                                                         =========  =========  =========   =========
   Net income........................................................... $   359.2  $   195.3  $   217.0   $   771.5
                                                                         =========  =========  =========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method. $   139.8  $    (0.5) $    73.6   $   212.9
   Carrying value of investments accounted for under the equity method..   1,137.6      279.2      681.1     2,097.9
   Amortization of deferred policy acquisition costs, deferred sales
     inducements and value of business acquired.........................      66.8       99.9         --       166.7
   Interest expense.....................................................       0.7         --       38.4        39.1
   Income taxes.........................................................     173.0       40.6      165.3       378.9
   Segment assets....................................................... $47,028.4  $37,574.4  $13,463.3   $98,066.1

                                                                                      Wealth   Corporate
2006                                                                     Protection Management and Other  Consolidated
----                                                                     ---------- ---------- ---------  ------------
Revenues:
   Revenues from external customers..................................... $ 2,033.8  $ 1,268.9  $   548.4   $ 3,851.1
   Net investment income................................................   1,393.0    1,771.2      363.4     3,527.6
   Net realized investment and other (losses) gains.....................    (144.4)      49.7      100.9         6.2
                                                                         ---------  ---------  ---------   ---------
   Revenues............................................................. $ 3,282.4  $ 3,089.8  $ 1,012.7   $ 7,384.9
                                                                         =========  =========  =========   =========
   Net income........................................................... $   164.1  $   251.6  $   164.9   $   580.6
                                                                         =========  =========  =========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method. $   109.0  $    54.7  $    21.7   $   185.4
   Carrying value of investments accounted for under the equity method..     917.6      743.0      173.7     1,834.3
   Amortization of deferred policy acquisition costs, deferred sales
     inducements and value of business acquired.........................     184.9      114.1        0.1       299.1
   Interest expense.....................................................       0.8         --       35.5        36.3
   Income taxes.........................................................      75.7       57.4      134.4       267.5
   Segment assets....................................................... $44,144.8  $41,381.1  $12,052.9   $97,578.8

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 - Segment Information - (continued)


                                                                                               Wealth   Corporate
2005                                                                              Protection Management and Other Consolidated
----                                                                              ---------- ---------- --------- ------------
Revenues:
Revenues from external customers.................................................  $2,074.0   $  790.1   $ 235.3    $3,099.4
   Net investment income.........................................................   1,277.7    1,764.6     433.0     3,475.3
   Net realized investment and other gains.......................................      84.7      425.3       4.6       514.6
   Inter-segment revenues........................................................        --        1.7      (1.7)         --
                                                                                   --------   --------   -------    --------
   Revenues......................................................................  $3,436.4   $2,981.7   $ 671.2    $7,089.3
                                                                                   ========   ========   =======    ========
   Net income....................................................................  $  436.2   $  598.9   $(223.4)   $  811.7
                                                                                   ========   ========   =======    ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method..........  $   96.3   $  117.2   $  59.2    $  272.7
   Carrying value of investments accounted for under the equity method...........   1,168.1      813.7     245.5     2,227.3
   Amortization of deferred policy acquisition costs, deferred sales inducements
     and value of business acquired..............................................      85.6       88.7        --       174.3
   Interest expense..............................................................        --         --      43.2        43.2
   Income taxes..................................................................     225.1      271.6     (87.9)      408.8

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                    Income Before Long-Lived
          Location         Revenues Income Taxes    Assets    Assets
          --------         -------- ------------- ---------- ---------
                                          (in millions)
          2007
          United States... $7,426.5   $1,122.3      $139.6   $97,678.1
          Foreign -- other    416.6       28.1         0.1       388.0
                           --------   --------      ------   ---------
                           $7,843.1   $1,150.4      $139.7   $98,066.1
                           ========   ========      ======   =========
          2006
          United States... $6,980.1   $  820.3      $117.0   $97,072.8
          Foreign -- other    404.8       27.8         0.1       506.0
                           --------   --------      ------   ---------
                           $7,384.9   $  848.1      $117.1   $97,578.8
                           ========   ========      ======   =========
          2005
          United States... $6,673.8   $1,197.1
          Foreign -- other    415.5       23.4
                           --------   --------
                           $7,089.3   $1,220.5
                           ========   ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 - Fair Value of Financial Instruments - (continued)


The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                        December 31,
                                                           ---------------------------------------
                                                                  2007                2006
                                                           ------------------- -------------------
                                                           Carrying    Fair    Carrying    Fair
                                                            Value      Value    Value      Value
                                                           --------- --------- --------- ---------
                                                                        (in millions)
Assets:
   Fixed maturities:......................................
       Available-for-sale................................. $42,838.6 $42,838.6 $44,863.2 $44,863.2
   Equity securities:.....................................
       Available-for-sale.................................     148.3     148.3     764.7     764.7
   Mortgage loans on real estate..........................   9,349.5   9,176.2   9,959.5   9,900.3
   Policy loans...........................................   2,099.1   2,099.1   2,071.8   2,071.8
   Cash and cash equivalents..............................   3,355.5   3,355.5   1,063.3   1,063.3
Derivatives:
   Interest rate swap agreements..........................     978.5     978.5     875.4     875.4
   Interest rate cap agreements...........................       0.2       0.2       3.4       3.4
   Currency rate swap agreements..........................     656.0     656.0     590.8     590.8
   Credit default swaps...................................       0.8       0.8        --        --
   Return swap agreements.................................       1.3       1.3       2.3       2.3
   Embedded derivatives...................................       0.2       0.2        --        --

Liabilities:
   Consumer notes.........................................   2,157.0   2,109.9   2,454.1   2,376.9
   Debt...................................................     493.8     528.5     972.4   1,015.4
   Guaranteed investment contracts and funding agreements.   7,057.3   6,976.9   8,463.9   8,407.1
   Fixed rate deferred and immediate annuities............   8,777.0   8,835.7  10,690.0  10,708.0
   Supplementary contracts without life contingencies.....      58.5      42.2      66.1      62.1
Derivatives:
   Interest rate swap agreements..........................     523.0     523.0     397.4     397.4
   Currency rate swap agreements..........................   1,017.1   1,017.1     988.8     988.8
   Credit default swaps...................................       0.8       0.8       2.1       2.1
   Embedded derivative agreements.........................       4.4       4.4       3.2       3.2
   Foreign exchange forward agreements....................       1.6       1.6       4.8       4.8

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company. Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                   Gross      Accumulated
                                                  Carrying   Amortization          Net
                                                   Amount  and Other Changes Carrying Amount
                                                  -------- ----------------- ---------------
                                                                (in millions)
December 31, 2007
   Unamortizable intangible assets:..............
       Goodwill.................................. $3,008.5      $    --         $3,008.5
       Brand name................................    600.0           --            600.0
       Investment management contracts...........    292.9           --            292.9
   Amortizable intangible assets:................
       Distribution networks.....................    397.2        (18.9)           378.3
       Other investment management contracts.....     64.0        (17.3)            46.7
       VOBA......................................  2,890.3       (515.5)         2,374.8
December 31, 2006
   Unamortizable intangible assets:..............
       Goodwill.................................. $3,010.9      $    --         $3,010.9
       Brand name................................    600.0           --            600.0
       Investment management contracts...........    292.9           --            292.9
   Amortizable intangible assets:................
       Distribution networks.....................    397.2      $ (11.1)           386.1
       Other investment management contracts.....     64.2        (13.2)            51.0
       VOBA......................................  2,890.3       (388.2)         2,502.1

                                                                                                    2007  2006   2005
                                                                                                    ----- ----- ------
                                                                                                      (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $2.7 million, $2.1 million, and $1.5 million, respectively.... $ 5.1 $ 3.9 $  2.9
Other management contract amortization, net of tax of $1.4 million, $1.6 million, and $2.1 million,
  respectively.....................................................................................   2.7   3.0    3.9
VOBA, net of tax of $37.5 million, $47.4 million, and $59.4 million, respectively..................  69.7  87.9  110.4
                                                                                                    ----- ----- ------
Aggregate amortization expense, net of tax of $41.6 million, $51.1 million, and $63.0 million, respectively..................................................................................... $77.5 $94.8 $117.2
                                                                                                    ===== ===== ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Goodwill and Other Intangible Assets - (continued)


                                                                                   Tax     Net
                                                                                  Effect Expense
                                                                                  ------ -------
                                                                                  (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2008.......................................................................... $49.5   $92.0
   2009..........................................................................  48.0    89.1
   2010..........................................................................  47.8    89.1
   2011..........................................................................  50.1    92.9
   2012..........................................................................  48.2    89.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Goodwill:
   Balance at January 1, 2007..  $1,600.0   $1,253.3   $157.6     $3,010.9
   Goodwill derecognized (1)...        --         --     (2.4)        (2.4)
                                 ========   ========   ======     ========
   Balance at December 31, 2007  $1,600.0   $1,253.3   $155.2     $3,008.5
                                 ========   ========   ======     ========

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Goodwill:
   Balance at January 1, 2006..  $1,600.0   $1,253.3   $182.6     $3,035.9
   Goodwill derecognized (1)...        --         --    (25.0)       (25.0)
                                 --------   --------   ------     --------
   Balance at December 31, 2006  $1,600.0   $1,253.3   $157.6     $3,010.9
                                 ========   ========   ======     ========

--------
(1)In 2006, Goodwill of $17.7 million was derecognized due to the sale of a subsidiary, Independence Investment LLC. The Company adopted FAS 123 (R) in 2006 and reduced goodwill by $7.3 million and $2.4 million for excess tax benefits associated with stock options for the years ended December 31, 2006 and 2007, respectively.

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Brand name:
   Balance at January 1, 2007..   $364.4     $209.0     $26.6      $600.0
                                  ------     ------     -----      ------
   Balance at December 31, 2007   $364.4     $209.0     $26.6      $600.0
                                  ======     ======     =====      ======

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Brand name:
   Balance at January 1, 2006..   $364.4     $209.0     $26.6      $600.0
                                  ------     ------     -----      ------
   Balance at December 31, 2006   $364.4     $209.0     $26.6      $600.0
                                  ======     ======     =====      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Goodwill and Other Intangible Assets - (continued)


Unamortizable intangible assets (continued):


                                               Wealth   Corporate
                                  Protection Management and Other Consolidated
                                  ---------- ---------- --------- ------------
                                                 (in millions)
 Investment management contracts:
 Balance at January 1, 2007......     --       $292.9      --        $292.9
                                      --       ------      --        ------
 Balance at December 31, 2007....              $292.9                $292.9
                                      ==       ======      ==        ======

                                               Wealth   Corporate
                                  Protection Management and Other Consolidated
                                  ---------- ---------- --------- ------------
                                                 (in millions)
 Investment management contracts:
 Balance at January 1, 2006......     --       $292.9      --        $292.9
                                      --       ------      --        ------
 Balance at December 31, 2006....     --       $292.9      --        $292.9
                                      ==       ======      ==        ======

Amortizable intangible assets:

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Distribution networks:
   Balance at January 1, 2007..   $299.3     $86.8       --        $386.1
   Amortization................     (6.1)     (1.7)      --          (7.8)
                                  ------     -----       --        ------
   Balance at December 31, 2007   $293.2     $85.1       --        $378.3
                                  ======     =====       ==        ======

                                             Wealth   Corporate
                                Protection Management and Other Consolidated
                                ---------- ---------- --------- ------------
                                               (in millions)
   Distribution networks:
   Balance at January 1, 2006..   $304.1     $88.0       --        $392.1
   Amortization................     (4.8)     (1.2)      --          (6.0)
                                  ------     -----       --        ------
   Balance at December 31, 2006   $299.3     $86.8       --        $386.1
                                  ======     =====       ==        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Goodwill and Other Intangible Assets - (continued)


Amortizable intangible assets (continued):


                                                            Wealth   Corporate
                                               Protection Management and Other Consolidated
                                               ---------- ---------- --------- ------------
                                                              (in millions)
Other investment management contracts:
Balance at January 1, 2007....................     --       $16.9      $34.1      $51.0
Other investment management contracts impaired     --        (0.2)        --       (0.2)
Amortization..................................     --        (0.9)      (3.2)      (4.1)
                                                   --       -----      -----      -----
Balance at December 31, 2007..................     --       $15.8      $30.9      $46.7
                                                   ==       =====      =====      =====

                                                                  Wealth   Corporate
                                                     Protection Management and Other Consolidated
                                                     ---------- ---------- --------- ------------
                                                                    (in millions)
Other investment management contracts:
Balance at January 1, 2006..........................     --       $18.0      $45.0      $63.0
Other investment management contracts recognized (1)     --          --       (7.4)      (7.4)
Amortization........................................     --        (1.1)      (3.5)      (4.6)
                                                         --       -----      -----      -----
Balance at December 31, 2006........................     --       $16.9      $34.1      $51.0
                                                         ==       =====      =====      =====

--------
(1)In 2006, investment management contracts of $7.4 million were derecognized due to the sale of a subsidiary, Independence Investments LLC.

                                                                             Wealth   Corporate
                                                                Protection Management and Other Consolidated
                                                                ---------- ---------- --------- ------------
                                                                               (in millions)
VOBA:
Balance at January 1, 2007.....................................  $2,059.7    $442.4      --       $2,502.1
Amortization...................................................     (24.5)    (82.7)     --         (107.2)
Adjustment to unrealized gains on securities available for sale     (11.7)     (8.4)     --          (20.1)
                                                                 --------    ------      --       --------
Balance at December 31, 2007...................................  $2,023.5    $351.3      --       $2,374.8
                                                                 ========    ======      ==       ========

                                                                             Wealth   Corporate
                                                                Protection Management and Other Consolidated
                                                                ---------- ---------- --------- ------------
                                                                               (in millions)
VOBA:
Balance at January 1, 2006.....................................  $2,102.9    $533.4      --       $2,636.3
Amortization...................................................     (47.4)    (87.9)     --         (135.3)
Adjustment to unrealized gains on securities available for sale       4.2      (3.1)     --            1.1
                                                                 --------    ------      --       --------
Balance at December 31, 2006...................................  $2,059.7    $442.4      --       $2,502.1
                                                                 ========    ======      ==       ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life insurance contracts with guarantees.

                                                    December 31,   December 31,
                                                        2007           2006
                                                    ------------   ------------
                                                    (in millions, except for age)
  Life insurance contracts with guaranteed benefits
     In the event of death.........................
     Account values................................   $7,311.9       $7,078.6
     Net amount at risk related to deposits........       55.8           88.6
     Average attained age of contract holders......         46             45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death, annuitization, or systematic withdrawal.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization (guaranteed minimum income benefit or GMIB), the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 - Certain Separate Accounts - (continued)


                                                                                   December 31, 2007     December 31, 2006
                                                                                   -----------------     -----------------
                                                                                   (in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
   Return of net deposits.........................................................
   In the event of death..........................................................
       Account value..............................................................     $2,310.0              $2,726.1
       Net amount at risk.........................................................         29.7                  40.7
       Average attained age of contract holders...................................           65                    65

   Return of net deposits plus a minimum return...................................
   In the event of death..........................................................
       Account value..............................................................     $  679.1              $  824.3
       Net amount at risk.........................................................        157.0                 160.3
       Average attained age of contract holders...................................           66                    66
       Guaranteed minimum return rate.............................................            5%                    5%

   Highest specified anniversary account value minus withdrawals post anniversary.
   In the event of death..........................................................
       Account value..............................................................     $  780.1              $  917.9
       Net amount at risk.........................................................         47.4                  57.1
       Average attained age of contract holders...................................           63                    64
   Guaranteed Minimum Income Benefit..............................................
       Account value..............................................................     $  194.4              $  211.5
       Net amount at risk.........................................................         17.4                  17.9
       Average attained age of contract holders...................................           60                    60

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                                      December 31, December 31,
                                          2007         2006
                                      ------------ ------------
                                            (in millions)
                 Type of Fund
                 Domestic Equity.....  $ 6,007.9    $ 6,122.6
                 International Equity    1,029.1        923.7
                 Balanced............    2,040.5      2,328.6
                 Bonds...............    1,356.8      1,492.9
                 Money Market........      665.4        659.1
                                       ---------    ---------
                    Total............  $11,099.7    $11,526.9
                                       =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 - Certain Separate Accounts - (continued)


The GMDB on life and annuity contracts and the GMIB on annuity contracts are valued in accordance with Statement of Position 03-1--Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

                                      Guaranteed     Guaranteed
                                    Minimum Death  Minimum Income
                                    Benefit (GMDB) Benefit (GMIB) Totals
                                    -------------- -------------- ------
                                               (in millions)
       Balance at January 1, 2007..     $46.9          $ 3.1      $50.0
       Incurred guarantee benefits.       0.5             --        0.5
       Other reserve changes.......       4.0            0.6        4.6
                                        -----          -----      -----
       Balance at December 31, 2007     $51.4          $ 3.7      $55.1
                                        =====          =====      =====
       Balance at January 1, 2006..     $41.0          $ 2.4      $43.4
       Incurred guarantee benefits.      (0.1)           0.7        0.6
       Other reserve changes.......       6.0             --        6.0
                                        -----          -----      -----
       Balance at December 31, 2006     $46.9          $ 3.1      $50.0
                                        =====          =====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006.

    . Data used included stochastically generated investment performance scenarios.

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

    . Annuity mortality for 2007 was based on the 1994 MGDB table multiplied by factors varied by rider types and qualified and non-qualified business. 2006 was assumed to be 100% of the Annuity 2000 table.

    . Annuity base lapse rates vary by contract type and duration and range from 1% to 25%.

    .  Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 5% of the business or $194.4 million of account value has this rider.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 - Share Based Payments

The Company participates in the stock compensation plans of Manulife. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under Manulife's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of Manulife's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

Manulife grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on Manulife's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of Manulife have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, 2006 and 2005, 191,000, 181,000, and 181,400 DSUs were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007 and 2006, 260,000 and 720,000, DSUs were issued to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007, 2006 and 2005 vested immediately upon grant. The Company recorded compensation expense for stock options granted of $1.9 million, $1.5 million, and $6.1 million for the years ended December 31, 2007, 2006, and 2005.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, Manulife established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of Manulife. Subject to certain conditions, Manulife will match a percentage of the employee's eligible contributions to certain maximums. Manulife's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market.

Restricted Share Unit Plan (RSU)

In 2003, Manulife established the Restricted Share Unit ("RSU") Plan. For the year ended December 31, 2007, 2006 and 2005, 1.5 million, 1.6 million and
1.8 million RSUs were granted to certain eligible employees under this plan. For the years ended December 31, 2007, 2006, and 2005 the Company granted
0.3 million, 0.3 million, and 0.4 million RSUs to certain eligible employees. RSUs represent phantom common shares of Manulife that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $11.5 million, $8.2 million, and $4.6 million for the years ended December 31, 2007, 2006, and 2005.

Note 19 - Subsequent Event

On July 29, 2008 the Board of Directors of John Hancock USA unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, the Company and John Hancock Variable Life Insurance Company ("JHVLICO"). The Merger Agreement, which has also been authorized by the Boards of Directors of the Company and JHVLICO, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, the Company and JHVLICO would cease to exist, and the companies' assets and obligations would be assumed by John Hancock USA.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Annuity Account U of John Hancock Life Insurance Company December 31, 2007

                   John Hancock Variable Annuity Account U of
                      John Hancock Life Insurance Company

                          Audited Financial Statements

                                December 31, 2007

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public
   Accounting Firm ........................................................    1
Statement of Assets and Liabilities .......................................    2
Statement of Operations and Changes in Contract Owners' Equity ............    5
Notes to Financial Statements .............................................   12

(ERNST & YOUNG LOGO) - ERNST & YOUNG LLP                - PHONE: (617) 266-2000
                       200 CLARENDON STREET               FAX:   (617) 266-5843
                       BOSTON, MASSACHUSETTS 02116-5072   WWW.EY.COM

           REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Contract Owners of
John Hancock Variable Annuity Account U of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account U (the "Account") comprised of the following sub-accounts,

Active Bond Series NAV
Blue Chip Series NAV
Bond Index Series NAV
Capital Appreciation Series NAV
Equity Income Series NAV
Equity Index Series NAV
Global Bond Series NAV
Growth & Income Series NAV
High Yield Series NAV
International Equity Index Series NAV
Managed Series NAV
Mid Cap Stock Series NAV
Mid Cap Value B Series NAV
Money Market Series NAV
Overseas Equity B Series NAV
Real Estate Securities Series NAV
Short-Term Bond Series NAV
Small Cap Emerging Growth Series NAV
Small Cap Value Series NAV

as of December 31, 2007, and the related statement of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Variable Annuity Account U at December 31, 2007, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP

April 15, 2008

                  A member firm of Ernst & Young Global Limited

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     Active Bond   Blue Chip   Bond Index    Capital
                                        Series       Series      Series    Appreciation  Equity Income  Equity Index  Global Bond
                                         NAV          NAV          NAV      Series NAV    Series NAV    Series NAV     Series NAV
                                     -----------  -----------  ----------  ------------  -------------  ------------  -----------
TOTAL ASSETS
Investments at fair value            $84,675,664  $50,181,392  $1,340,119   $4,648,210     $8,587,378    $6,471,740    $1,831,598
                                     ===========  ===========  ==========   ==========     ==========    ==========    ==========
NET ASSETS
Contracts in accumulation            $80,661,603  $49,496,822  $1,333,766   $4,524,549     $8,337,352    $6,042,190    $1,710,103
Contracts in payout (annuitization)    4,014,061      684,570       6,353      123,661        250,026       429,550       121,495
                                     -----------  -----------  ----------   ----------     ----------    ----------    ----------
Total net assets                     $84,675,664  $50,181,392  $1,340,119   $4,648,210     $8,587,378    $6,471,740    $1,831,598
                                     ===========  ===========  ==========   ==========     ==========    ==========    ==========

Units outstanding                      2,219,021    1,345,849      95,230      361,896        331,260       285,298        95,907
Unit value                           $     38.16  $     37.29  $    14.07   $    12.84     $    25.92    $    22.68    $    19.10

Shares                                 9,008,049    2,316,777     136,329      462,049        522,665       349,635       120,818
Cost                                 $85,576,499  $36,619,744  $1,374,434   $4,138,025     $8,605,754    $5,120,977    $1,823,277

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Growth &       High     International                  Mid Cap      Mid Cap
                                        Income        Yield    Equity Index      Managed       Stock       Value B   Money Market
                                      Series NAV   Series NAV    Series NAV    Series NAV    Series NAV  Series NAV   Series NAV
                                     ------------  ----------  -------------  ------------  -----------  ----------  ------------
TOTAL ASSETS
Investments at fair value            $231,017,484   $631,153    $23,218,395   $227,344,242  $10,747,875  $1,931,205  $19,698,761
                                     ============   ========    ===========   ============  ===========  ==========  ===========
NET ASSETS
Contracts in accumulation            $223,239,851   $631,153    $22,532,452   $221,961,783  $10,557,684  $1,931,205  $18,892,663
Contracts in payout (annuitization)     7,777,633         --        685,943      5,382,459      190,191          --      806,098
                                     ------------   --------    -----------   ------------  -----------  ----------  -----------
Total net assets                     $231,017,484   $631,153    $23,218,395   $227,344,242  $10,747,875  $1,931,205  $19,698,761
                                     ============   ========    ===========   ============  ===========  ==========  ===========
Units outstanding                       3,537,751     53,774        756,490      7,411,889      272,209      83,594      968,217
Unit value                           $      65.30   $  11.74    $     30.69   $      30.67  $     39.48  $    23.10  $     20.35
Shares                                 18,233,424     66,718      1,102,488     17,929,357      670,485     181,164   19,698,761
Cost                                 $251,874,766   $659,040    $18,298,983   $244,621,281  $ 9,363,528  $2,137,334  $19,698,761

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Overseas   Real Estate  Short-Term     Small Cap      Small Cap
                                      Equity B    Securities     Bond     Emerging Growth     Value
                                     Series NAV   Series NAV  Series NAV     Series NAV    Series NAV
                                     ----------  -----------  ----------  ---------------  ----------
TOTAL ASSETS
Investments at fair value            $4,785,081  $32,752,868  $1,939,601     $6,421,456    $3,703,337
                                     ==========  ===========  ==========     ==========    ==========
NET ASSETS
Contracts in accumulation            $4,726,615  $32,027,611  $1,825,864     $6,179,716    $3,603,813
Contracts in payout (annuitization)      58,466      725,257     113,737        241,740        99,524
                                     ----------  -----------  ----------     ----------    ----------
Total net assets                     $4,785,081  $32,752,868  $1,939,601     $6,421,456    $3,703,337
                                     ==========  ===========  ==========     ==========    ==========
Units outstanding                       261,901      525,413     124,070        383,168       146,977
Unit value                           $    18.27  $     62.34  $    15.63     $    16.76    $    25.20
Shares                                  344,003    2,654,203     205,466        621,030       229,025
Cost                                 $4,006,332  $50,432,851  $2,055,407     $5,748,146    $4,384,241

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT U
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Active Bond Series NAV      Blue Chip Series NAV     Bond Index Series NAV
                                                --------------------------  ------------------------  ----------------------
                                                    2007          2006          2007         2006        2007        2006
                                                ------------  ------------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received              $  7,759,000  $  2,786,781  $   417,849  $   135,292  $  141,933  $   65,307
Expenses:
   Mortality and expense risk and
      administrative charges                         919,156     1,027,261      708,352      735,555      18,924      23,180
                                                ------------  ------------  -----------  -----------  ----------  ----------
Net investment income (loss)                       6,839,844     1,759,520     (290,503)    (600,263)    123,009      42,127
                                                ------------  ------------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --           --           --          --          --
   Net realized gain (loss)                           84,838      (521,430)   2,377,451    1,345,068     (13,478)    (21,999)
                                                ------------  ------------  -----------  -----------  ----------  ----------
Realized gains (losses)                               84,838      (521,430)   2,377,451    1,345,068     (13,478)    (21,999)
                                                ------------  ------------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (4,279,748)    2,098,203    3,486,324    3,306,910     (33,622)     18,706
                                                ------------  ------------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          2,644,934     3,336,293    5,573,272    4,051,715      75,909      38,834
                                                ------------  ------------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                 265,395       345,758      321,908      428,717      12,988      13,229
   Transfers between sub-accounts and the
      company                                       (182,292)   (1,281,982)     213,288     (830,627)     48,436     (64,694)
   Withdrawals                                   (12,286,085)  (13,773,863)  (8,508,188)  (7,968,573)   (369,963)   (347,093)
   Annual contract fee                               (20,252)      (22,735)        (669)        (724)        (67)        (81)
                                                ------------  ------------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (12,223,234)  (14,732,822)  (7,973,661)  (8,371,207)   (308,606)   (398,639)
                                                ------------  ------------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                         (9,578,300)  (11,396,529)  (2,400,389)  (4,319,492)   (232,697)   (359,805)
Contract owners' equity at beginning of period    94,253,964   105,650,493   52,581,781   56,901,273   1,572,816   1,932,621
                                                ------------  ------------  -----------  -----------  ----------  ----------
Contract owners' equity at end of period        $ 84,675,664  $ 94,253,964  $50,181,392  $52,581,781  $1,340,119  $1,572,816
                                                ============  ============  ===========  ===========  ==========  ==========

                                                    2007          2006          2007         2006        2007        2006
                                                ------------  ------------  -----------  -----------  ----------  ----------
Units, beginning of period                        2,561,609     3,008,553    1,570,463    1,839,489     118,168     148,998
Units issued                                         32,053         7,470       29,450       21,439       5,251       5,378
Units redeemed                                      374,641       454,414      254,064      290,465      28,189      36,208
                                                  ---------     ---------    ---------    ---------     -------     -------
Units, end of period                              2,219,021     2,561,609    1,345,849    1,570,463      95,230     118,168
                                                  =========     =========    =========    =========     =======     =======

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT U
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Capital Appreciation
                                                      Series NAV        Equity Income Series NAV  Equity Index Series NAV
                                                ----------------------  ------------------------  -----------------------
                                                   2007        2006         2007         2006         2007        2006
                                                ----------  ----------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received              $   17,424  $       --  $   264,719  $   136,751  $   202,335  $   81,406
Expenses:
   Mortality and expense risk and
      administrative charges                        62,534      45,844      121,478      114,186       93,308      94,287
                                                ----------  ----------  -----------  -----------  -----------  ----------
Net investment income (loss)                       (45,110)    (45,844)     143,241       22,565      109,027     (12,881)
                                                ----------  ----------  -----------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received              19,660          --    1,003,856      544,013           --          --
   Net realized gain (loss)                         42,669     (28,994)     264,101      111,665      268,270       6,816
                                                ----------  ----------  -----------  -----------  -----------  ----------
Realized gains (losses)                             62,329     (28,994)   1,267,957      655,678      268,270       6,816
                                                ----------  ----------  -----------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      429,341      80,844   (1,231,857)     707,147      (90,101)    937,033
                                                ----------  ----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          446,560       6,006      179,341    1,385,390      287,196     930,968
                                                ----------  ----------  -----------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                53,400      22,883       86,936       51,563       60,567      62,534
   Transfers between sub-accounts and the
      company                                      (18,499)  5,407,061      950,283      405,807      173,979    (111,346)
   Withdrawals                                    (511,518)   (757,261)  (1,522,059)  (1,127,823)  (1,219,612)   (798,572)
   Annual contract fee                                (240)       (182)        (255)        (260)        (155)       (168)
                                                ----------  ----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (476,857)  4,672,501     (485,095)    (670,713)    (985,221)   (847,552)
                                                ----------  ----------  -----------  -----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                          (30,297)  4,678,507     (305,754)     714,677     (698,025)     83,416
Contract owners' equity at beginning of period   4,678,507          --    8,893,132    8,178,455    7,169,765   7,086,349
                                                ----------  ----------  -----------  -----------  -----------  ----------
Contract owners' equity at end of period        $4,648,210  $4,678,507  $ 8,587,378  $ 8,893,132  $ 6,471,740  $7,169,765
                                                ==========  ==========  ===========  ===========  ===========  ==========

                                                   2007        2006         2007         2006         2007        2006
                                                ----------  ----------  -----------  -----------  -----------  ----------
Units, beginning of period                        401,282          --     350,081      378,187      328,253     369,881
Units issued                                       12,799     487,499      49,122       28,843       17,145      17,722
Units redeemed                                     52,185      86,217      67,943       56,949       60,100      59,350
                                                  -------     -------     -------      -------      -------     -------
Units, end of period                              361,896     401,282     331,260      350,081      285,298     328,253
                                                  =======     =======     =======      =======      =======     =======

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT U
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         High Yield
                                                Global Bond Series NAV  Growth & Income Series NAV       Series NAV
                                                ----------------------  --------------------------  -------------------
                                                   2007        2006         2007          2006         2007       2006
                                                ----------  ----------  ------------  ------------  ---------  --------
Income:
   Dividend distributions received              $  152,060  $       --  $  4,356,638  $  1,388,940  $  80,446  $ 41,589
Expenses:
   Mortality and expense risk and
      administrative charges                        26,824      37,266     2,455,089     2,552,565      8,662     8,508
                                                ----------  ----------  ------------  ------------  ---------  --------
Net investment income (loss)                       125,236     (37,266)    1,901,549    (1,163,625)    71,784    33,081
                                                ----------  ----------  ------------  ------------  ---------  --------
Realized gains (losses) on investments:
   Capital gain distributions received                  --      37,511    22,472,679    14,660,389         --        --
   Net realized gain (loss)                        (41,387)    (25,546)  (16,643,642)  (17,297,627)     9,520     5,364
                                                ----------  ----------  ------------  ------------  ---------  --------
Realized gains (losses)                            (41,387)     11,965     5,829,037    (2,637,238)     9,520     5,364
                                                ----------  ----------  ------------  ------------  ---------  --------
Unrealized appreciation (depreciation) during
   the period                                       48,667     150,093       515,975    32,013,720    (79,378)   14,443
                                                ----------  ----------  ------------  ------------  ---------  --------
Net increase (decrease) in contract owners'
   equity from operations                          132,516     124,792     8,246,561    28,212,857      1,926    52,888
                                                ----------  ----------  ------------  ------------  ---------  --------
Changes from principal transactions:
   Purchase payments                                16,928       5,353       854,308       990,629      2,443     3,449
   Transfers between sub-accounts and the
      company                                       34,562    (114,058)   (3,985,601)   (2,839,259)   101,693    12,469
   Withdrawals                                    (942,957)   (617,316)  (32,357,004)  (28,522,966)  (106,423)  (70,877)
   Annual contract fee                                 (29)        (64)      (38,476)      (41,290)       (17)      (12)
                                                ----------  ----------  ------------  ------------  ---------  --------
Net increase (decrease) in contract owners'
   equity from principal transactions             (891,496)   (726,085)  (35,526,773)  (30,412,886)    (2,304)  (54,971)
                                                ----------  ----------  ------------  ------------  ---------  --------
Total increase (decrease) in contract owners'
   equity                                         (758,980)   (601,293)  (27,280,212)   (2,200,029)      (378)   (2,083)
Contract owners' equity at beginning of period   2,590,578   3,191,871   258,297,696   260,497,725    631,531   633,614
                                                ----------  ----------  ------------  ------------  ---------  --------
Contract owners' equity at end of period        $1,831,598  $2,590,578  $231,017,484  $258,297,696  $ 631,153  $631,531
                                                ==========  ==========  ============  ============  =========  ========

                                                   2007        2006         2007          2006         2007       2006
                                                ----------  ----------  ------------  ------------  ---------  --------
Units, beginning of period                        145,723     186,785     4,140,271     4,738,373     53,923    58,965
Units issued                                       14,879      12,451         4,572        12,339      9,737     5,135
Units redeemed                                     64,695      53,513       607,092       610,441      9,886    10,177
                                                  -------     -------     ---------     ---------     ------    ------
Units, end of period                               95,907     145,723     3,537,751     4,140,271     53,774    53,923
                                                  =======     =======     =========     =========     ======    ======

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT U
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  International Equity
                                                    Index Series NAV          Managed Series NAV      Mid Cap Stock Series NAV
                                                ------------------------  --------------------------  ------------------------
                                                    2007         2006         2007          2006          2007         2006
                                                -----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $ 1,150,451  $   174,552  $ 13,093,775  $  4,180,519  $       837  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        314,996      279,704     3,422,526     3,797,462      136,661      130,268
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                        835,455     (105,152)    9,671,249       383,057     (135,824)    (130,268)
                                                -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            2,233,554      170,709     4,680,809    18,712,644    2,543,080      393,737
   Net realized gain (loss)                         885,098      415,898    (5,401,273)   (9,881,687)     564,484      397,359
                                                -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                           3,118,652      586,607      (720,464)    8,830,957    3,107,564      791,096
                                                -----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (915,223)   4,157,466    (7,097,150)    6,473,240   (1,019,324)     417,056
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         3,038,884    4,638,921     1,853,635    15,687,254    1,952,416    1,077,884
                                                -----------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 91,998      148,606       857,043     1,116,137       29,547       37,100
   Transfers between sub-accounts and the
      company                                       632,293    1,065,439    (3,579,344)   (4,930,070)     745,500       91,109
   Withdrawals                                   (2,795,227)  (2,581,843)  (34,390,207)  (42,547,516)  (1,450,015)  (1,228,078)
   Annual contract fee                                 (283)        (273)       (1,579)       (1,830)        (126)        (150)
                                                -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,071,219)  (1,368,071)  (37,114,087)  (46,363,279)    (675,094)  (1,100,019)
                                                -----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                           967,665    3,270,850   (35,260,452)  (30,676,025)   1,277,322      (22,135)
Contract owners' equity at beginning of period   22,250,730   18,979,880   262,604,694   293,280,719    9,470,553    9,492,688
                                                -----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $23,218,395  $22,250,730  $227,344,242  $262,604,694  $10,747,875  $ 9,470,553
                                                ===========  ===========  ============  ============  ===========  ===========

                                                    2007         2006         2007          2006          2007         2006
                                                -----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                        826,038      884,496      8,609,732    10,193,608     292,671      329,138
Units issued                                       61,245       62,423          2,250         7,354      32,186       15,076
Units redeemed                                    130,793      120,881      1,200,093     1,591,230      52,648       51,543
                                                  -------      -------      ---------    ----------     -------      -------
Units, end of period                              756,490      826,038      7,411,889     8,609,732     272,209      292,671
                                                  =======      =======      =========    ==========     =======      =======

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT U
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Mid Cap Value B                                  Overseas Equity B
                                                      Series NAV         Money Market Series NAV        Series NAV
                                                ----------------------  ------------------------  ----------------------
                                                   2007        2006         2007         2006        2007        2006
                                                ----------  ----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received              $   46,753  $    6,017  $   948,620  $   944,981  $  111,985  $   38,747
Expenses:
   Mortality and expense risk and
      administrative charges                        26,615      23,743      246,212      251,699      64,613      59,812
                                                ----------  ----------  -----------  -----------  ----------  ----------
Net investment income (loss)                        20,138     (17,726)     702,408      693,282      47,372     (21,065)
                                                ----------  ----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             442,040     152,058           --           --     556,667     147,817
   Net realized gain (loss)                         62,201      37,843      (14,402)       6,082     260,006     192,023
                                                ----------  ----------  -----------  -----------  ----------  ----------
Realized gains (losses)                            504,241     189,901      (14,402)       6,082     816,673     339,840
                                                ----------  ----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (532,694)    173,041           --           --    (378,429)    409,761
                                                ----------  ----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                           (8,315)    345,216      688,006      699,364     485,616     728,536
                                                ----------  ----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                23,603      11,179      102,290       98,295      45,088      31,428
   Transfers between sub-accounts and the
      company                                       53,550      94,147    3,640,495    3,781,339     177,054     340,343
   Withdrawals                                    (317,482)   (129,785)  (5,089,202)  (5,065,127)   (569,018)   (517,416)
   Annual contract fee                                 (80)        (74)      (4,694)      (5,197)        (91)        (94)
                                                ----------  ----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (240,409)    (24,533)  (1,351,111)  (1,190,690)   (346,967)   (145,739)
                                                ----------  ----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                         (248,724)    320,683     (663,105)    (491,326)    138,649     582,797
Contract owners' equity at beginning of period   2,179,929   1,859,246   20,361,866   20,853,192   4,646,432   4,063,635
                                                ----------  ----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of period        $1,931,205  $2,179,929  $19,698,761  $20,361,866  $4,785,081  $4,646,432
                                                ==========  ==========  ===========  ===========  ==========  ==========

                                                   2007        2006         2007         2006        2007        2006
                                                ----------  ----------  -----------  -----------  ----------  ----------
Units, beginning of period                        93,748      95,034     1,047,373    1,098,742     282,457     291,816
Units issued                                      11,817      11,223       291,118      317,290      21,783      40,980
Units redeemed                                    21,971      12,509       370,274      368,659      42,339      50,339
                                                  ------      ------     ---------    ---------     -------     -------
Units, end of period                              83,594      93,748       968,217    1,047,373     261,901     282,457
                                                  ======      ======     =========    =========     =======     =======

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT U
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Real Estate Securities       Short-Term Bond         Small Cap Emerging
                                                        Series NAV                Series NAV            Growth Series NAV
                                                -------------------------  -----------------------  ------------------------
                                                    2007          2006        2007         2006         2007         2006
                                                ------------  -----------  ----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $  1,150,378  $   803,570  $  190,859  $    92,602  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                         582,523      608,883      27,455       35,485       87,046       90,367
                                                ------------  -----------  ----------  -----------  -----------  -----------
Net investment income (loss)                         567,855      194,687     163,404       57,117      (87,046)     (90,367)
                                                ------------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            21,022,072    7,471,660          --           --    1,449,741           --
   Net realized gain (loss)                         (830,264)     884,985      (8,458)     (31,070)     415,773      428,015
                                                ------------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses)                           20,191,808    8,356,645      (8,458)     (31,070)   1,865,514      428,015
                                                ------------  -----------  ----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (27,675,399)   5,147,282    (112,381)      52,091   (1,018,208)     390,934
                                                ------------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (6,915,736)  13,698,614      42,565       78,138      760,260      728,582
                                                ------------  -----------  ----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 133,056      234,466      12,754       21,365       45,081      106,725
   Transfers between sub-accounts and the
      company                                     (2,632,926)     (99,689)     92,876     (575,484)      45,045       53,440
   Withdrawals                                    (6,267,669)  (5,877,795)   (394,467)    (575,566)    (902,587)  (1,032,102)
   Annual contract fee                                  (404)        (396)        (58)         (64)        (249)        (287)
                                                ------------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (8,767,943)  (5,743,414)   (288,895)  (1,129,749)    (812,710)    (872,224)
                                                ------------  -----------  ----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (15,683,679)   7,955,200    (246,330)  (1,051,611)     (52,450)    (143,642)
Contract owners' equity at beginning of period    48,436,547   40,481,347   2,185,931    3,237,542    6,473,906    6,617,548
                                                ------------  -----------  ----------  -----------  -----------  -----------
Contract owners' equity at end of period        $ 32,752,868  $48,436,547  $1,939,601  $ 2,185,931  $ 6,421,456  $ 6,473,906
                                                ============  ===========  ==========  ===========  ===========  ===========

                                                    2007          2006        2007         2006         2007         2006
                                                ------------  -----------  ----------  -----------  -----------  -----------
Units, beginning of period                         647,189      737,144      142,256     217,100      434,710      497,496
Units issued                                        19,984       15,839       13,421       4,930       36,310       48,289
Units redeemed                                     141,760      105,794       31,607      79,774       87,852      111,075
                                                   -------      -------      -------     -------      -------      -------
Units, end of period                               525,413      647,189      124,070     142,256      383,168      434,710
                                                   =======      =======      =======     =======      =======      =======

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT U
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Small Cap Value
                                                       Series NAV
                                                -----------------------
                                                    2007        2006
                                                -----------  ----------
Income:
   Dividend distributions received              $    46,713  $    5,889
Expenses:
   Mortality and expense risk and
      administrative charges                         69,463      73,852
                                                -----------  ----------
Net investment income (loss)                        (22,750)    (67,963)
                                                -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received              875,739     947,685
   Net realized gain (loss)                         423,317     506,892
                                                -----------  ----------
Realized gains (losses)                           1,299,056   1,454,577
                                                -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (1,414,749)   (515,968)
                                                -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          (138,443)    870,646
                                                -----------  ----------
Changes from principal transactions:
   Purchase payments                                 40,475      57,879
   Transfers between sub-accounts and the
      company                                      (714,676)    (29,262)
   Withdrawals                                   (1,008,905)   (773,397)
   Annual contract fee                                   --          --
                                                -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,683,106)   (744,780)
                                                -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (1,821,549)    125,866
Contract owners' equity at beginning of period    5,524,886   5,399,020
                                                -----------  ----------
Contract owners' equity at end of period        $ 3,703,337  $5,524,886
                                                ===========  ==========

                                                    2007        2006
                                                -----------  ----------
Units, beginning of period                        209,924      241,367
Units issued                                       13,855       23,519
Units redeemed                                     76,802       54,962
                                                  -------      -------
Units, end of period                              146,977      209,924
                                                  =======      =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1.   ORGANIZATION

John Hancock Variable Annuity Account U (the "Account") is a separate investment account of John Hancock Life Insurance Company (the "Company"), a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("John Hancock"). John Hancock, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial. The Account was formed to fund variable annuity contracts issued by the Company. Currently, the Account funds the Accommodator, Independence and Signature Variable Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended (the "Act"), and currently consists of nineteen sub-accounts which are exclusively invested in a corresponding Portfolio of the John Hancock Trust (the "Trust").

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets. At December 31, 2007, the sub-accounts had only issued Series NAV units and were only invested in Series NAV shares of the Trust.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2007

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates, ranging from .58% to 1.4%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2007.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Account beginning January 1, 2008 and will then be prospectively applicable. The Account expects that the adoption of SFAS 157 will not have a material effect on its financial position and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of January 1, 2007, FIN 48 had no impact on the financial statements of the Account.

RECLASSIFICATION

Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3.   TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC ("JH Distributors"). JH Distributors is owned by MFC. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

4.   PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments from the Portfolios of the Trust during 2007 were as follows:

                                          Details of Investments
                                        -------------------------
Sub-account                              Purchases       Sales
-----------                             -----------   -----------
Active Bond Series NAV                  $ 8,698,220   $14,081,610
Blue Chip Series NAV                      1,445,627     9,709,790
Bond Index Series NAV                       210,790       396,387
Capital Appreciation Series NAV             186,397       688,704
Equity Income Series NAV                  2,551,509     1,889,506
Equity Index Series NAV                     571,088     1,447,282
Global Bond Series NAV                      406,898     1,173,159
Growth & Income Series NAV               27,129,239    38,281,782
High Yield Series NAV                       195,151       125,671
International Equity Index Series NAV     5,112,725     4,114,936
Managed Series NAV                       17,776,311    40,538,341
Mid Cap Stock Series NAV                  3,678,920     1,946,758
Mid Cap Value B Series NAV                  769,624       547,854
Money Market Series NAV                   5,978,882     6,627,584
Overseas Equity B Series NAV              1,044,366       787,292
Real Estate Securities Series NAV        23,569,069    10,747,086
Short-Term Bond Series NAV                  391,766       517,258
Small Cap Emerging Growth Series NAV      2,019,467     1,469,482
Small Cap Value Series NAV                1,300,454     2,130,573

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5.   UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                     FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                        AT DECEMBER 31,            -----------------------------------------------
                              -----------------------------------  EXPENSE RATIO  INVESTMENT
                              UNITS    UNIT FAIR VALUE    ASSETS     HIGHEST TO     INCOME       TOTAL RETURN
      SUB-ACCOUNT       YEAR  (000S)  HIGHEST TO LOWEST   (000S)       LOWEST*      RATIO**   HIGHEST TO LOWEST***
      -----------       ----  ------  -----------------  --------  -------------  ----------  --------------------
Active Bond Series NAV  2007   2,219   $76.53 to $25.85  $ 84,676  1.40% to 0.64%    8.70%         3.37% to 2.59%
                        2006   2,562     74.04 to 12.32    94,254   1.40 to 0.64     2.83           3.88 to 3.09
                        2005   3,009     71.27 to 11.89   105,650   1.40 to 0.64     1.33           1.89 to 1.12
                        2004   3,396     69.93 to 24.16   116,761   1.40 to 1.00     3.39           4.08 to 3.29
                        2003   3,904     67.19 to 23.39   127,866   1.40 to 1.00     4.37           5.80 to 5.00
Blue Chip Series NAV    2007   1,346     36.97 to 12.13    50,181   1.40 to 0.85     0.81         11.86 to 11.25
                        2006   1,570     38.40 to 10.84    52,582   1.40 to 0.85     0.25           8.66 to 8.06
                        2005   1,839      35.40 to 9.98    56,901   1.40 to 0.85     0.00         12.91 to 12.49
Bond Index Series NAV   2007      95     14.01 to 12.91     1,340   1.40 to 0.85    10.09           6.23 to 5.65
                        2006     118     13.70 to 12.16     1,573   1.40 to 0.85     3.81           3.18 to 2.62
                        2005     149     13.29 to 11.78     1,933   1.40 to 0.85     1.70           1.53 to 0.97
                        2004     193     13.11 to 12.80     2,484   1.40 to 1.00     4.52           3.01 to 2.60
                        2003     228     12.73 to 12.47     2,855   1.40 to 1.00     4.28           2.57 to 2.16
Capital Appreciation
   Series NAV           2007     362     12.79 to 10.82     4,648   1.40 to 0.85     0.38         10.75 to 10.15
                        2006     401      12.12 to 9.77     4,679   1.40 to 0.85     0.00           1.10 to 0.72
Equity Income Series
   NAV                  2007     331     25.73 to 14.61     8,587   1.40 to 0.85     2.90           2.52 to 1.96
                        2006     350     26.34 to 14.25     8,893   1.40 to 0.85     1.60         18.04 to 17.39
                        2005     378     22.34 to 12.07     8,178   1.40 to 0.85     0.00           6.25 to 5.85
Equity Index Series
   NAV                  2007     285     22.53 to 13.36     6,472   1.40 to 0.85     2.89           4.37 to 3.80
                        2006     328     22.65 to 12.80     7,170   1.40 to 0.85     1.16         14.59 to 13.96
                        2005     370     19.80 to 11.17     7,086   1.40 to 0.85     0.49           3.76 to 3.20
                        2004     427     19.11 to 18.46     7,923   1.40 to 1.00     1.76           9.60 to 9.16
                        2003     516     17.44 to 16.91     8,751   1.40 to 1.00     3.00         27.15 to 26.64
Global Bond Series NAV  2007      96     19.00 to 15.79     1,832   1.40 to 0.85     7.46           8.68 to 8.09
                        2006     146     18.35 to 14.53     2,591   1.40 to 0.85     0.00           4.39 to 3.81
                        2005     187     17.60 to 13.92     3,192   1.40 to 0.85     0.00        (6.50) to (6.85)
Growth & Income Series
   NAV                  2007   3,538    203.97 to 38.25   231,017   1.40 to 0.58     1.74           3.47 to 2.63
                        2006   4,140    197.13 to 12.59   258,298   1.40 to 0.58     0.54         12.07 to 11.16
                        2005   4,738    175.89 to 11.29   260,498   1.40 to 0.58     0.18           8.35 to 7.47
                        2004   5,398    162.33 to 31.20   274,750   1.40 to 1.00     1.09          10.32 to 9.41
                        2003   6,173    147.15 to 28.52   282,226   1.40 to 1.00     0.89         23.63 to 22.62

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5.   UNIT VALUES-- (CONTINUED)

                                                                     FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                        AT DECEMBER 31,            -----------------------------------------------
                              -----------------------------------  EXPENSE RATIO  INVESTMENT
                              UNITS    UNIT FAIR VALUE    ASSETS     HIGHEST TO     INCOME       TOTAL RETURN
      SUB-ACCOUNT       YEAR  (000S)  HIGHEST TO LOWEST   (000S)       LOWEST*      RATIO**   HIGHEST TO LOWEST***
      -----------       ----  ------  -----------------  --------  -------------  ----------  --------------------
High Yield Series NAV   2007      54   $13.02 to $11.71  $    631  1.40% to 0.85%   12.67%         0.78% to 0.23%
                        2006      54     12.92 to 11.68       632   1.40 to 0.85     6.69           9.53 to 8.93
                        2005      59     11.79 to 10.72       634   1.40 to 0.85     0.00           6.00 to 5.60
International Equity
   Index Series NAV     2007     756     30.41 to 23.18    23,218   1.40 to 0.85     4.98         14.84 to 14.22
                        2006     826     31.25 to 20.18    22,251   1.40 to 0.85     0.86         26.03 to 25.34
                        2005     885     24.83 to 16.01    18,980   1.40 to 0.85     1.22         15.85 to 15.21
                        2004     942     21.47 to 18.43    17,530   1.40 to 1.00     2.23         19.05 to 18.57
                        2003   1,042     18.03 to 15.55    16,323   1.40 to 1.00     2.93         40.58 to 40.02
Managed Series NAV      2007   7,412     30.53 to 11.97   227,344   1.40 to 0.85     5.28           1.10 to 0.55
                        2006   8,610     34.59 to 11.84   262,605   1.40 to 0.85     1.53           6.57 to 5.99
                        2005  10,194     32.51 to 11.11   293,281   1.40 to 0.85     0.60           1.84 to 1.28
                        2004  11,634     31.97 to 28.29   330,447   1.40 to 1.00     1.87           7.11 to 6.68
                        2003  13,501     29.85 to 26.52   359,367   1.40 to 1.00     3.17         17.82 to 17.35
Mid Cap Stock Series
   NAV                  2007     272     40.49 to 20.23    10,748   1.40 to 0.85     0.01         22.55 to 21.88
                        2006     293     33.22 to 16.51     9,471   1.40 to 0.85     0.00         12.70 to 12.08
                        2005     329     29.64 to 14.65     9,493   1.40 to 0.85     0.00         26.50 to 26.04
Mid Cap Value B Series
   NAV                  2007      84     22.70 to 16.93     1,931   1.40 to 0.85     2.11       (0.34) to (0.88)
                        2006      94     23.66 to 16.99     2,180   1.40 to 0.85     0.31         19.33 to 18.67
                        2005      95     19.85 to 14.24     1,859   1.40 to 0.85     0.04           6.48 to 5.90
                        2004      60     18.67 to 18.23     1,095   1.40 to 1.00     0.39         17.56 to 17.09
                        2003      36     15.89 to 15.57       561   1.40 to 1.00     3.56         43.71 to 43.14
Money Market Series
   NAV                  2007     968     16.08 to 11.10    19,699   1.40 to 0.85     4.73           3.95 to 3.38
                        2006   1,047     29.41 to 10.68    20,362   1.40 to 0.85     4.60           3.82 to 3.25
                        2005   1,099     28.37 to 10.29    20,853   1.40 to 0.85     2.89           2.09 to 1.53
                        2004   1,372     27.83 to 14.84    25,009   1.40 to 1.00     1.06          0.08 to (.32)
                        2003   1,825     27.81 to 14.88    32,663   1.40 to 1.00     0.96       (0.05) to (0.45)
Overseas Equity B
   Series NAV           2007     262     18.20 to 17.98     4,785   1.40 to 0.85     2.36         11.58 to 10.97
                        2006     282     17.12 to 16.11     4,646   1.40 to 0.85     0.89         18.75 to 18.10
                        2005     292     14.44 to 13.57     4,064   1.40 to 0.85     0.60         17.41 to 16.76
                        2004     413     12.32 to 11.90     4,939   1.40 to 1.00     0.37           9.92 to 9.48
                        2003     132     11.20 to 10.87     1,440   1.40 to 1.00     1.45         31.04 to 30.52
Real Estate Securities
   Series NAV           2007     525     62.16 to 21.80    32,753   1.40 to 0.85     2.71      (16.28) to (16.73)
                        2006     647     78.20 to 26.04    48,437   1.40 to 0.85     1.82         37.00 to 36.25
                        2005     737     57.17 to 19.01    40,481   1.40 to 0.85     0.00         13.19 to 12.77

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5.   UNIT VALUES-- (CONTINUED)

                                                                     FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                        AT DECEMBER 31,            -----------------------------------------------
                              -----------------------------------  EXPENSE RATIO  INVESTMENT
                              UNITS    UNIT FAIR VALUE    ASSETS     HIGHEST TO     INCOME       TOTAL RETURN
      SUB-ACCOUNT       YEAR  (000S)  HIGHEST TO LOWEST   (000S)       LOWEST*      RATIO**   HIGHEST TO LOWEST***
      -----------       ----  ------  -----------------  --------  -------------  ----------  --------------------
Short-Term Bond Series
   NAV                  2007     124   $15.69 to $11.57  $  1,940  1.40% to 0.85%    9.40%         2.38% to 1.82%
                        2006     142     15.41 to 11.30     2,186   1.40 to 0.85     3.58           3.66 to 3.10
                        2005     217     14.95 to 10.90     3,238   1.40 to 0.85     1.61           1.30 to 0.75
                        2004     254     14.84 to 14.24     3,759   1.40 to 1.00     2.96           0.41 to 0.01
                        2003     283     14.84 to 14.18     4,173   1.40 to 1.00     3.41           1.74 to 1.33
Small Cap Emerging
   Growth Series NAV    2007     383     16.64 to 16.01     6,421   1.40 to 0.85     0.00         13.02 to 12.41
                        2006     435     15.45 to 14.17     6,474   1.40 to 0.85     0.00         12.51 to 11.89
                        2005     498     13.75 to 12.59     6,618   1.40 to 0.85     0.00         16.35 to 15.71
                        2004     619     11.84 to 11.43     7,109   1.40 to 1.00     0.00           8.36 to 7.93
                        2003     183     10.92 to 10.59     1,943   1.40 to 1.00     0.00         47.35 to 46.76
Small Cap Value Series
   NAV                  2007     147              25.20     3,703           1.40     0.94                  (4.26)
                        2006     210              26.32     5,525           1.40     0.11                  17.66
                        2005     241              22.37     5,399           1.40     0.16                   7.69
                        2004     286              20.76     5,937           1.40     0.90         23.62 to 23.62
                        2003     285              16.79     4,786           1.40     0.66                  36.05

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

6.   DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Company believes that the account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)   FINANCIAL STATEMENTS.

(1) Financial Statements of the Depositor, John Hancock Life Insurance Company. [FILED HEREWITH]

(2) Financial Statements of the Registrant, John Hancock Variable Annuity Account U. [FILED HEREWITH]

(B)   EXHIBITS:

1. John Hancock Board Resolution establishing the Continuing Separate Account, dated January 14, 1985, included in Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

2.    Not Applicable.

3.    (a)   Form of Distribution and Servicing Agreement by and among John
            Hancock Distributors (formerly known as Manulife Securities Services
            LLC), John Hancock Life Insurance Company and John Hancock Variable
            Life Insurance Company and their respective existing and future
            Separate Accounts, incorporated by reference to Post-Effective
            Amendment No. 50 to this Registration Statement, File No. 002-38827, filed on May 1, 2006.

      (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment No. 5 to File No. 333-16949, filed on November 17, 2000.

4.    (a)   Form of periodic payment deferred annuity contract (80-70), included in Post-Effective Amendment No. 17 to Form N-1 Registration
            Statement of John Hancock Variable Account A (File No. 2-38827) filed in December 1979.

      (b) Form of single premium deferred annuity contract (78-71), included in Post-Effective Amendment No. 14 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in April 1978.

      (c) Form of single premium immediate annuity contract (80-72), included in Post-Effective Amendment No. 17 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in December 1979.

      (d) Forms of endorsement (92-8 and 92-9) for periodic premium deferred annuity contracts to reflect separate account restructuring, included in Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

      (e) Form of endorsement (92-10) for single premium deferred annuity contract to reflect separate account restructuring, included in Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

      (f) Forms of endorsement (92-11, 92-12 and 92-13) for single premium immediate annuity contracts to reflect separate account restructuring, included in Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

      (g) Forms of endorsement (92-7) containing distribution provisions applicable to certain plans, included in Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

5.    (a)   Form of periodic premium deferred annuity contract application
            (80-70), included in Post- Effective Amendment No. 17 to Form N-1
            Registration Statement of John Hancock Variable Account A (File No.
            2-38827) filed in December 1979.

      (b) Form of single premium deferred annuity contract application (78-71), included in Post-Effective Amendment No. 14 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in April 1978.

      (c) Form of single premium immediate annuity contract application (80-72), included in Post-Effective Amendment No. 17 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in December 1979.

6.    (a)   John Hancock Life Insurance Company's Restated Articles of
            Organization, incorporated by reference to Post-Effective Amendment
            No. 10 to File No. 033-76662, filed on Form S-6 on March 7, 2001.

      (b) John Hancock Life Insurance Company's Articles of Amendment, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-91448, filed on Form S-6 on September 23, 2002.

      (c) John Hancock Life Insurance Company's Articles of Amendment dated February 18, 2005, incorporated by reference to Post-Effective Amendment No. 13 to File No. 333-81103, filed on May 1, 2007.

      (d) John Hancock Life Insurance Company's Amended and Restated By-Laws as adopted on July 1, 2004, incorporated by reference to Post-Effective Amendment No. 13 to File No. 333-81103, filed on May 1, 2007.

7.    Not Applicable.

8.    Not Applicable.

9. Opinion and Consent of Counsel, is hereby incorporated by reference to the Registrant's Post-Effective Amendment No. 28, filed with the Commission on February 2, 1987.

10.   (a)   Not Applicable.

      (b) Consent of Independent Registered Public Accounting Firm. [FILED HEREWITH]

      (c)   Not Applicable

      (d)   Not Applicable.

      (e) Powers of attorney for Hugh McHaffie and Lynne Patterson, incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, File No. 002-38827, filed on May 1, 2007.


      (f) Powers of attorney for James R. Boyle, Jonathan Chiel, John D. DesPrez, Scott S. Hartz, Hugh McHaffie, Lynne Patterson, and Warren Thomson, incorporated by reference to Post-Effective Amendment No. 52 to this Registration Statement, File No. 002-38827, filed on April 28, 2008.


11.   Not Applicable.

12.   Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR at time of filing.

Directors                                         Positions with the Depositor
--------------------------------   ------------------------------------------------------------
John D. DesPrez III                Chairman, President and Chief Executive Officer
James R. Boyle                     Director, Executive Vice President
Jonathan Chiel                     Director, Executive Vice President and
                                   General Counsel--John Hancock
Scott Hartz                        Director, Executive Vice President and
                                   Chief Investment Officer -- US Investments
Hugh McHaffie                      Director and Executive Vice President
Lynne Patterson                    Director, Senior Vice President and Chief Financial Officer
Warren A. Thomson                  Director and Executive Vice President


Officers
-------------
Robert T. Cassato                  Executive Vice President
Marc Costantini                    Executive Vice President
Steven Finch                       Executive Vice President
Marianne Harrison                  Executive Vice President
Katherine MacMillan                Executive Vice President
James D. Gallagher                 Senior Vice President
Peter Gordon                       Senior Vice President
Allan Hackney                      Senior Vice President and Chief Information Officer
Peter Levitt                       Senior Vice President and Treasurer
Gregory Mack                       Senior Vice President
Ronald J. McHugh                   Senior Vice President
Diana L. Scott                     Senior Vice President
Alan R. Seghezzi                   Senior Vice President and Chief Counsel - Investments
Bruce R. Speca                     Senior Vice President
Brooks Tingle                      Senior Vice President
Ivor J. Thomas                     Senior Vice President
John G. Vrysen                     Senior Vice President
Emanuel Alves                      Vice President, Counsel and Corporate Secretary
Roy V. Anderson                    Vice President
Susan Bellingham                   Vice President
Arnold Bergman                     Vice President
Stephen J. Blewitt                 Vice President
Robert Boyda                       Vice President
George H. Braun                    Vice President
John Burrow                        Vice President
William Burrow                     Vice President
Tyler Carr                         Vice President
Joseph Catalano                    Vice President
Philip Clarkson                    Vice President and Counsel
John J. Danello                    Vice President
Willma Davis                       Vice President
Peter de Vries                     Vice President
Brent Dennis                       Vice President
Lynn L. Dyer                       Vice President, Counsel and
                                   Chief Compliance Officer -- U.S. Investments*
John Egbert                        Vice President
David Eisan                        Vice President
Edward Eng                         Vice President
James E. Enterkin, Jr.             Vice President

Carol Nicholson Fulp               Vice President
Paul Gallagher                     Vice President
Wayne A. Gates                     Vice President
Ann Gencarella                     Vice President
Richard Harris                     Vice President and Appointed Actuary
Dennis Healy                       Vice President
Kevin Hill                         Vice President
E. Kendall Hines                   Vice President
James C. Hoodlet                   Vice President and Counsel
Naveed Irshad                      Vice President
Terri Judge                        Vice President
Roy Kapoor                         Vice President
Mitchell Karman                    Vice President and Chief Compliance Officer
Frank Knox                         Vice President and
                                   Chief Compliance Officer -- Retail Funds/Separate Accounts**
Jonathan Kutrubes                  Vice President
Cynthia Lacasse                    Vice President
Robert Leach                       Vice President
David Longfritz                    Vice President
Janis K. McDonough                 Vice President
William McPadden                   Vice President
Nathaniel I. Margolis              Vice President
John Maynard                       Vice President
Peter J. Mongeau                   Vice President
Curtis Morrison                    Vice President
Colm D. Mullarkey                  Vice President
Scott Navin                        Vice President
Nina Nicolosi                      Vice President
James O'Brien                      Vice President
Jacques Ouimet                     Vice President
Phillip J. Peters                  Vice President
Steven Pinover                     Vice President
David Plumb                        Vice President
Jonathan Porter                    Vice President
Krishna Ramdial                    Vice President, Treasury
S. Mark Ray                        Vice President
Jill Rebman                        Vice President
Karl G. Reinhold                   Vice President
Mark Rizza                         Vice President
Andrew Ross                        Vice President
Thomas Samoluk                     Vice President
Margo Sammons                      Vice President
Martin Sheerin                     Vice President
Gordon Shone                       Vice President
Jonnie Smith                       Vice President
Yiji S. Starr                      Vice President
Jeffery Whitehead                  Vice President and Controller
Henry Wong                         Vice President
Randy Zipse                        Vice President

* Designated as responsible for administering the policies and procedures adopted by the Company pursuant to Rule 206 (4) -- 7(a) under Investment Advisers Act of 1940.

** Designated as responsible for administering the policies and procedures adopted by the Company for its registered separate accounts pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, 601 Congress Street, Boston, MA 02210.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company ("JHLICO" or the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHLICO and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

ITEM 27. NUMBER OF CONTRACT OWNERS


Outstanding, as of OCTOBER 31, 2008, were 3,881 qualified and 3,236 non-qualified contracts of the series offered hereby.


ITEM 28. INDEMNIFICATION

         Article VIII of the Amended and Restated By-Laws of the Company, adopted on July 1, 2004, provides as follows:

         Section 8.1. Nature of Indemnity for Directors and Officers . The Corporation shall indemnify any person who is or was or has agreed to become a director or officer of the Corporation and who was, is or may be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of (i) any action alleged to have been taken or omitted in such capacity, (ii) activities with a non-profit organization, or pro bono or volunteer services, which services have been requested or endorsed by the Corporation or (iii) service at the Corporation's request with respect to any employee benefit plan. In addition, the Corporation shall indemnify any person, whether or not such person is or was a director or officer of the Corporation, who is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise in which the Corporation has a financial interest, direct or indirect, and who was, is or may be made a party to any Proceeding by reason of any action alleged to have been taken or omitted in such capacity.

      Any indemnification of an individual pursuant to this Section 8.1 (unless ordered by a court) shall be made by the Corporation, unless a determination is made that the individual failed to act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided that, to the extent that a present or former director or officer of the Corporation or of another entity covered under this Section 8.1 has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

      Notwithstanding the foregoing, the Corporation shall not be obligated to indemnify a director or officer of the Corporation or of another entity covered under this Section 8.1 in respect of a Proceeding (or part thereof) instituted by such director or officer, unless such Proceeding (or part thereof) has been authorized by the Board of Directors.

         Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                            CAPACITY IN WHICH ACTING
-----------------------------------------------------------------     ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M       Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A    Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B    Principal Underwriter
John Hancock Variable Annuity Account H                               Principal Underwriter
John Hancock Variable Annuity Account U                               Principal Underwriter
John Hancock Variable Annuity Account V                               Principal Underwriter
John Hancock Variable Life Account UV                                 Principal Underwriter
John Hancock Variable Annuity Account I                               Principal Underwriter
John Hancock Variable Annuity Account JF                              Principal Underwriter
John Hancock Variable Life Account S                                  Principal Underwriter
John Hancock Variable Life Account U                                  Principal Underwriter
John Hancock Variable Life Account V                                  Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*   Principal business office is 601 Congress Street, Boston, MA 02210

**  Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

*** Principal business office is 197 Clarendon Street, Boston, MA 02116

(c)   None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston, Massachusetts, 02210

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

      Undertakings Pursuant to Item 32 of Form N-4:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended:

      Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no-action letter.

(e) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940:

      John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b), and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this seventh day of November 2008.

John Hancock Life Insurance Company
Variable Annuity Account U
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY
    (Depositor)

By: /s/ John D. DesPrez III
    -------------------------------------------
    John D. DesPrez III
    Chairman, President and CEO

JOHN HANCOCK LIFE INSURANCE COMPANY

By: /s/ John D. DesPrez III
    -------------------------------------------
    John D. DesPrez III
    Chairman, President and CEO

                                   SIGNATURES

      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on this seventh day of November 2008.

Signature                                                   Title
/s/ John D. DesPrez III                                     Chairman, President and CEO
----------------------------------------                    (Principal Executive Officer)
John D. DesPrez III

/s/ Lynne Patterson                                         Director, Sr. VP and Chief Financial Officer
---------------------------------------                     (Principal Financial Officer)
Lynne Patterson

/s/ Jeffery Whitehead                                       Vice President and Controller
----------------------------------------                    (Principal Accounting Officer)
Jeffery Whitehead

      *                                                     Director
----------------------------------------
James R. Boyle

      *                                                     Director
----------------------------------------
Jonathan Chiel

      *                                                     Director
----------------------------------------
Scott Hartz

      *                                                     Director
----------------------------------------
Hugh McHaffie

      *                                                     Director
----------------------------------------
Warren A. Thomson

*/s/ Thomas J. Loftus                                       Senior Counsel --Annuities
----------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

Exhibits
-----------------
Item 24.(B)10(b)    Consent of Independent Registered Public Accounting Firm.